UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

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PC CONNECTION, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PC CONNECTION, INC.

730 Milford Road

Merrimack, New Hampshire 03054

(603) 683-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 27, 2020

The 2020 Annual Meeting of Stockholders of PC Connection, Inc., a Delaware corporation, which we refer to as the Company, will be held at our corporate headquarters, 730 Milford Road, Merrimack, NH 03054 on Wednesday,  May 27, 2020 at 10:00 a.m., Eastern time, to consider and act upon the following matters:

1.	To elect five directors to serve until the 2021 Annual Meeting of Stockholders;

2.	To approve the 2020 Stock Incentive Plan;

3.	To ratify the selection by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2020; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on April 28, 2020 are entitled to notice of and to vote at the meeting or any adjournments thereof.  Our stock transfer books will remain open.  All stockholders are cordially invited to attend the meeting.

While we currently intend to hold our Annual Meeting in person, we are actively monitoring the coronavirus pandemic and are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold our annual meeting in person, or the Company otherwise determines that alternative arrangements are necessary, the Company will announce such alternative arrangements as promptly as practicable. Such alternative arrangements may include supplementing the in-person meeting with a courtesy dial-in number by which shareholders could listen to the meeting or holding the meeting by means of remote communication. Please monitor our annual meeting website at https://ir.connection.com for updated information. If you are planning to attend our meeting, please check the website in the days leading up to the meeting date. As always, we encourage you to vote your shares prior to the annual meeting regardless of whether you intend to attend in person.

By Order of the Board of Directors,

Patricia Gallup
Chair of the Board

Merrimack, New Hampshire
April 29, 2020

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.  NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

PC CONNECTION, INC.

730 Milford Road

Merrimack, New Hampshire 03054

PROXY STATEMENT FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 27, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies by PC Connection, Inc., a Delaware corporation, which we refer to as the Company, (or “we,” “us,” or “our”) by our Board of Directors, or the Board, for our 2020 Annual Meeting of Stockholders, or the “Annual Meeting”, to be held on Wednesday, May 27, 2020 at 10:00 a.m., Eastern time, at our corporate headquarters, 730 Milford Road, Merrimack, NH 03054 or any adjournment or adjournments of the Annual Meeting.  You may obtain directions to the location of the Annual Meeting by contacting Investor Relations at 603‑683‑2505.  While we currently intend to hold our Annual Meeting in person, we are actively monitoring the coronavirus pandemic and are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose.  In the event it is not possible or advisable to hold our annual meeting in person or the Company otherwise determines that alternative arrangements are necessary, the Company will announce such alternative arrangements as promptly as practicable.  Such alternative arrangements may include supplementing the in-person meeting with a courtesy dial-in number by which shareholders could listen to the meeting or holding the meeting by means of remote communication.  Please monitor our annual meeting website at https://ir.connection.com for updated information. If you are planning to attend our meeting, please check the website in the days leading up to the meeting date. As always, we encourage you to vote your shares prior to the annual meeting regardless of whether you intend to attend in person.

All proxies will be voted in accordance with the stockholders’ instructions.  If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting.  Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to our secretary or by voting in person at the Annual Meeting.

The Notice of Meeting, this Proxy Statement, the enclosed proxy, our Annual Report on Form 10-K for the year ended December 31, 2019 as filed with the Securities and Exchange Commission, or the SEC, and our Annual Report to Stockholders for the year ended December 31, 2019 are being mailed to stockholders on or about May 8, 2020.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 27, 2020:

This proxy statement, form of proxy, and our 2019 Annual Report to Stockholders for the year ended December 31, 2019 are available at http://ir.connection.com/financials/annual-reports-and-proxy.

Voting Securities and Votes Required

On April 28, 2020, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 26,107,451 shares of our Common Stock, $.01 par value per share, or the Common Stock.  Stockholders are entitled to one vote per share of Common Stock. Our stock record books will remain open for inspection by stockholders of record for ten days prior to the Annual Meeting at our offices at the above address and at the time and place of the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting shall be necessary to constitute a quorum for the transaction of business. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.  Abstentions will be considered as present for purposes of determining whether a quorum is present.  Proxies reflecting broker non-votes (where a broker or nominee does not have discretionary authority to vote on a proposal) will be considered as present for purposes of determining whether a quorum is present provided there is at least one routine matter to be voted on.

If a quorum is present at the Annual Meeting, the vote required to adopt each of the scheduled proposals will be as follows:

Election of Directors.  Under the Company’s by-laws, any election by stockholders shall be determined by a plurality of the votes cast on the election (candidates who receive the highest number of “for” votes are elected).  Stockholders may vote “for” or “withhold” authority to vote with respect to one or more director nominees; however, where candidates are unopposed, withhold votes will have no effect on the election of such nominees.  In addition, broker non-votes, as described below, will have no effect on the election of such nominees.

Other Matters.  Under the Company’s by-laws, the affirmative vote of the holders of a majority of the votes cast (meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal) will be required for: approval of the Company’s 2020 Stock Incentive Plan (Proposal 2); and approval of the ratification of the selection of the independent registered public accounting firm (Proposal 3). Stockholders may vote “for,” “against,” or “abstain” from voting on each of these proposals.  Abstentions are not considered votes cast for the foregoing purpose, and will have no effect on the vote for these proposals.

Broker Non-Votes.  Persons who hold shares on the record date through a broker, bank, or other nominee are considered beneficial owners.  Brokers holding shares in “street name” must vote according to specific instructions they receive from the beneficial owners of those shares.  If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion.  However, brokers holding shares in “street name” for their beneficial owners are prohibited from voting on behalf of the clients in director elections and other non-routine matters unless the brokers have received specific voting instructions from those clients.  Accordingly, a broker cannot vote shares held on behalf of a beneficial owner on Proposals 1 and  2 regarding the election of directors and the approval of our new 2020 Stock Incentive Plan, respectively, unless such broker has received specific voting instructions from the beneficial owner.  However, a broker will have discretion to vote shares held on behalf of a beneficial owner on Proposal 3, the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2020, even if such broker has not received specific voting instructions from the beneficial owner.  Shares held in “street name” by brokers who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Unless otherwise provided below, the following table sets forth, as of April 15, 2020, the beneficial ownership of our Common Stock by: (i) persons known by us to own more than 5% of our outstanding shares; (ii) each of our current and nominated directors; (iii) each of our named executive officers in the Summary Compensation Table under the heading “Executive Compensation” below; and (iv) all our current directors and executive officers as a group. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with his or her spouse, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Except as otherwise set forth below, the street address of each beneficial owner is c/o PC Connection, Inc., 730 Milford Road, Merrimack, New Hampshire 03054.

	Shares of		Percentage of
	Common Stock		Common
	Beneficially		Stock
Name	Owned (1)		Outstanding (2)
Patricia Gallup	7,596,311	(3)	29.1%
David Hall	7,143,962	(4)	27.4
Dimensional Fund Advisors, Inc.	2,123,909	(5)	8.1
Timothy McGrath	235,247		*
David Beffa-Negrini	100,000		*
Jack Ferguson	84,180		*
Barbara Duckett	14,877		*
Thomas Baker	3,782		*
All current directors and executive officers as a group (7 individuals)	15,178,359		58.1

*Less than 1% of the total number of our outstanding shares of Common Stock on April 15, 2020.

(1)

The number of shares beneficially owned by each director or executive officer is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power, and also any shares which the individual has the right to acquire as of April 15, 2020, or will have the right to acquire within 60 days thereof through the exercise of any stock option or other right.

(2)

The number of shares of Common Stock deemed outstanding for purposes of determining such percentages includes 26,107,451 shares outstanding as of April 15, 2020, and any shares subject to issuance upon exercise of options or other rights held by the person in question that were exercisable on or within 60 days after April 15, 2020.

(3)

Includes 7,119,094 shares of Common Stock held of record by the 1998 PC Connection Voting Trust (see page 22 for a description of the 1998 PC Connection Voting Trust) and 15,000 shares held by Ms. Gallup’s spouse, as to which Ms. Gallup disclaims beneficial ownership. Ms. Gallup has the sole power to vote or direct the vote as to 462,217 shares and dispose or direct the disposition of 7,581,311 shares. Ms. Gallup has shared voting power with Mr. Hall as to the 14,238,188 shares held in the 1998 PC Connection Voting Trust.

(4)

Includes 7,119,094 shares of Common Stock held of record by the 1998 PC Connection Voting Trust (see page 22 for a description of the 1998 PC Connection Voting Trust). Mr. Hall has the sole power to vote or direct the vote as to 24,868 shares and dispose or direct the disposition of 7,143,962 shares. Mr. Hall has shared voting power with Ms. Gallup as to the 14,238,188 shares held in the 1998 PC Connection Voting Trust.

(5)

The information presented herein is as reported in, and based solely upon, a Schedule 13G/A (Amendment No. 16) filed with the SEC on February 12, 2020, by Dimensional Fund Advisors LP, which we refer to as Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). All shares of our Common Stock listed as owned by Dimensional are owned by the Funds. In its role as investment advisor or manager, Dimensional possesses shared power to vote or direct the vote of 2,061,912 shares of our Common Stock that is owned by the Funds and shared power to dispose or direct the disposition of 2,123,909 shares of our Common Stock that is owned by the Funds, and may be deemed to be the beneficial owner of 2,123,909 shares of our Common Stock held by the Funds. Dimensional disclaims beneficial ownership of such shares of Common Stock. Dimensional’s business address is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746.

PROPOSAL ONE

ELECTION OF DIRECTORS

Directors are to be elected at the Annual Meeting. The size of our Board of Directors is currently fixed at five members. Our Bylaws provide that our directors will be elected at each annual meeting of our stockholders to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.

The persons named in the enclosed proxy (Patricia Gallup and David Hall) will vote to elect the five nominees named below as our directors unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect.  Each nominee is presently serving as a director, and each nominee has consented to being named in this Proxy Statement and to serve, if elected.  If for any reason any nominee should be unable to serve, the person acting under the proxy may vote the proxy for the election of a substitute nominee designated by our Board of Directors.  It is not presently expected that any of the nominees will be unavailable to serve.

Our Board of Directors recommends a vote “FOR” the election of the nominees described below.

Set forth below are the name, age, and length of service as a director for each nominee of our Board of Directors and the positions and offices held by him or her, his or her principal occupation and business experience for at least the past five years, and the names of other publicly-held companies of which he or she serves as a director or served as a director during the past five years.  Information with respect to the number of shares of Common Stock beneficially owned by each director or nominee, directly or indirectly, as of April 15, 2020, appears under “Security Ownership of Certain Beneficial Owners and Management.”

Nominees for Election to our Board of Directors

Patricia Gallup, age 66, is our Chair and Chief Administrative Officer.  Ms. Gallup served as Chief Executive Officer from September 2002 until August 2012 and from 1990 to 2001.  Ms. Gallup is a co-founder of our Company, and has served on our Board of Directors since its inception and as an executive officer since 1982.

David Hall, age 70, is a co‑founder of our Company and has served on our Board of Directors since its inception.  Mr. Hall served as Vice Chair of our Board of Directors from March 1998 to December 2004.  Mr. Hall was an executive officer from 1982 to 1997, and since then has served as an analyst for our Company.

David Beffa-Negrini, age 66, has served on our Board of Directors since September 1994.  Mr. Beffa-Negrini served as our Senior Vice President, Corporate Marketing and Creative Services from February 2007 until his retirement effective December 31, 2008.  Mr. Beffa-Negrini served as Co-President of our former subsidiary Merrimack Services from September 2005 to February 2007, and as our Vice President of Corporate Communications from June 2000 to February 2007.  Mr. Beffa‑Negrini served in a variety of senior management capacities in the areas of merchandising, marketing, and communications during his 25 years of employment with the Company.

Barbara Duckett, age 75, has served on our Board of Directors since June 2009.  From 2000 to 2013, Ms. Duckett served as the President, Chief Executive Officer, and as a member of the board of directors of Home Healthcare, Hospice and Community Services.  Since April 2011, Ms. Duckett has served as a member of the board of directors of Monadnock Community Hospital.  She also has served as a director or officer of several other non-profit and privately-held healthcare organizations, at the local, state, and national level.

Jack Ferguson, age 81, has served on our Board of Directors since May 2016.  Mr. Ferguson served as our Executive Vice President from May 2007 to March 2012, Chief Financial Officer from December 2005 to March 2012, and Treasurer from November 1997 to March 2012.  From December 1992 to May 2007, Mr. Ferguson served in various financial executive roles at the Company.  He retired from the Company in March 2012.

We believe that each of our nominees is qualified to serve as a director of the Company as a result of his or her level of business experience described in the individual biographies above.  Each nominee has served in a broad range of senior management roles, and some have served on other boards of directors.  The Board concluded that the depth of experience and the combination of the different backgrounds of each of our nominees facilitate the Company’s goal of having a diversity of viewpoints and backgrounds on the Board, and gives the Company a broad range of experience on which to draw.  Accordingly, the Board concluded that each of these individuals should serve as a director of the Company, in light of its business and structure, at the time of filing this proxy.  In particular:

•

Ms. Gallup is a co-founder of the Company and has served as an executive, director, or corporate officer of the Company for over 30 years and, as a result, has in-depth knowledge of the information technology (IT) industry and our business.  She also has experience serving as a board member of other companies, both public and private.

•

Mr. Hall is a co-founder of the Company and has served as an executive, director, or corporate officer of the Company for over 30 years and, as a result, has in-depth knowledge of the IT industry and our business.

•

Mr. Beffa-Negrini has served the Company in a variety of leadership roles and senior management positions, and has more than 25 years of experience in the IT industry.  These qualifications provide the Board with insights into the organizational development of the Company, along with a broad knowledge base of the industry.

•

Ms. Duckett has significant executive management and board-level experience with numerous organizations in the healthcare industry.  Accordingly, Ms. Duckett brings to the Board strong business knowledge as well as insight into the growing healthcare industry, which is a sector the Company serves.

•	Mr. Ferguson served the Company in a variety of financial executive positions for almost 20 years, and accordingly has in depth knowledge of the IT industry and our business.

No family relationship exists between any of our executive officers or directors.

INFORMATION CONCERNING DIRECTORS, NOMINEES, AND EXECUTIVE OFFICERS

Board Meetings and Attendance

Our Board of Directors met ten times during the year ended December 31, 2019, either in person or by teleconference. During 2019, each director attended at least 75% of the aggregate number of Board meetings and the number of meetings held by all committees on which he or she served. Our Board of Directors does not currently have a policy with regard to the attendance of Board members at our annual meeting of stockholders, though all five members attended the 2019 meeting.

Board Committees

Our Board of Directors has established two standing committees–Audit and Compensation. The Audit and Compensation Committees each operate under written charters that have been approved by our Board of Directors. We  have included the charters of the Audit Committee and the Compensation Committee as Appendix A and Appendix B, respectively, to this Proxy Statement. They can also be obtained by accessing the website maintained by the SEC at www.sec.gov or by contacting our investor relations department at PC Connection, Inc., 730 Milford Road, Merrimack, New Hampshire 03054.

Our Board of Directors has determined that all of the members of our two standing committees are independent as defined under the rules of the Nasdaq Stock Market including, in the case of all members of the Audit Committee, the independence requirements set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Audit Committee

The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•

overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports and other communications required to be made by the independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures, and code of business conduct and ethics;

•	discussing our risk assessment and risk management policies;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, independent registered public accounting firm, and management;

•	reviewing policies and procedures for reviewing and approving or ratifying related person transactions;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules (which is included on page 28 of this Proxy Statement).

The members of our Audit Committee are Ms. Duckett,  Mr. Ferguson, and Mr. Beffa-Negrini. Our Board of Directors has determined that Ms. Duckett and Mr. Ferguson both qualify as an “audit committee financial expert” as defined by applicable SEC rules. The Audit Committee met six times during 2019.

Compensation Committee

The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	reviewing and approving, or recommending for approval by the Board of Directors, our CEO’s compensation;

•	reviewing and approving, or recommending for approval by the Board of Directors, the compensation of our other executive officers;

•	overseeing evaluations of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our Board of Directors with respect to incentive-compensation and equity-based plans;

•	reviewing and making recommendations to our Board of Directors with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis;”

•	overseeing any compensation consultants, legal counsel or other advisors that it, in its sole discretion, retains or obtains advice from; and
•	preparing the compensation committee report required by SEC rules (which is included on page 20 of this Proxy Statement).

The processes and procedures followed by our Compensation Committee in considering and determining executive and director compensation are described below under the heading “Executive and Director Compensation Processes.”

The Compensation Committee met two times in 2019. The members of the Compensation Committee are Ms. Duckett and Mr. Ferguson.

Controlled Company Status

We are a “Controlled Company” as defined in Nasdaq Stock Market Rule 5615(c).  Our Board of Directors has based this determination on the fact that approximately 56% of our voting stock is beneficially owned or controlled by Ms. Gallup and Mr. Hall.

We do not have a standing nominating committee, and the functions of evaluating and selecting directors have been performed by our Board of Directors as a whole.  We believe that it is not necessary to have a nominating committee because our directors have generally served for extended terms.  Our Board of Directors will from time to time evaluate biographical information and background material relating to and for the purpose of identifying potential candidates and interview selected candidates. Our Board of Directors does not currently have a charter or written policy with regard to the nomination process.  We do not have a written policy due to the generally extended terms served by our directors.

Board Leadership Structure

Ms. Gallup is the Chair of our Board of Directors and Chief Administrative Officer of our Company. While the roles of Chief Executive Officer and Chair are separate, our leadership structure does not include a lead independent director. In light of our controlled company status discussed above, we believe that the creation of a lead independent director position is not necessary at this time. Our Board of Directors has determined that having Ms. Gallup act as Chair and as Chief Administrative Officer of our Company is in the best interests of the Company and our stockholders and is consistent with good corporate governance for the following reasons:

•

our Chair and Chief Administrative Officer is more familiar with our business and strategy than an independent, non-employee Chair would be, and is thus better positioned to focus our Board’s agenda on the key issues facing our Company;

•	our structure provides strong and consistent leadership for our Company, without risking overlap or conflict of roles; and

•	oversight of our Company is the responsibility of our Board as a whole, and this responsibility can be properly discharged without an independent Chair.

Our Board decided to separate the roles of Chair and Chief Executive Officer because it believes that this leadership structure offers the following benefits:

•	enhancing our Board’s objective evaluation of our Chief Executive Officer;

•	freeing the Chief Executive Officer to focus on company operations instead of Board administration; and

•	providing the Chief Executive Officer with an experienced sounding board.

Director Independence

Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors considered whether any of Messrs. Ferguson or Beffa-Negrini or Ms. Duckett has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and determined that none of these directors has such a relationship. Each of Messrs. Ferguson and Beffa-Negrini and Ms. Duckett is an “independent director” as defined under Nasdaq Stock Market Inc. Marketplace Rule 5605(a)(2). Messrs. Ferguson and Beffa-Negrini and Ms. Duckett comprise our Audit Committee and Mr. Ferguson and Ms. Duckett comprise our Compensation Committee. The Board of Directors previously determined that Joseph Baute, who served as a director and a member of the Audit Committee in 2019, was independent under the Nasdaq rules. We are exempt from the requirement that our board have a majority of independent directors because we are a controlled company. Please see “Controlled Company Status” above for information on our controlled company status.

Executive and Director Compensation Processes

Our Compensation Committee generally reviews employee performance and compensation on an annual basis. Our Compensation Committee also compares the salaries of our executive officers to salaries of individuals who hold comparable positions in our immediate peer group as appropriate. The Compensation Committee makes salary determinations based on a number of factors, including the level and breadth of each executive officer’s responsibilities and experience. Salary decisions are also made with a view to retaining our executive talent. The Compensation Committee may, in its discretion, invite the Chief Executive Officer to be present during the approval of, or deliberations with respect to, other executive officer compensation, and our Chief Executive Officer may make recommendations relating to the salaries of our other executive officers.

In 2008, our shareholders approved for our executive officers the original Executive Bonus Plan. In 2011, our shareholders approved the Amended and Restated Executive Bonus Plan, which was amended in 2013. Annual cash bonuses under our Amended and Restated Executive Bonus Plan are based on the achievement of company-wide net income and expense leverage goals. Cash bonuses are set as a percentage of the executive officer's base salary.

Our Compensation Committee administers our Amended and Restated 2007 Stock Incentive Plan, as amended, and our Amended and Restated 1997 Employee Stock Purchase Plan, as amended. To the extent permitted by applicable law, our Board of Directors or the Compensation Committee may delegate its authority to grant options and other awards that constitute rights under Delaware law to employees and non-executive officers under our Amended and Restated 2007 Stock Incentive Plan, as amended, to either a committee of our Board or to our Chief Executive Officer, provided that it will fix the terms of such awards to be granted (including the exercise price of such awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to awards that may be granted. The Board of Directors has delegated authority to a committee of the Board of Directors comprised of Ms. Gallup, to issue certain awards under the Amended and Restated 2007 Stock Incentive Plan, including (i) stock options and (ii) certain other stock-based awards payable only in cash and without any rights to acquire Common Stock, which we refer to as stock equivalent units, or SEUs, to any employee who is not an executive officer or an “officer,” as defined by Rule 16a-1 of the Securities Exchange Act of 1934, as amended. This committee may grant up to an aggregate of 350,000 shares of Common Stock subject to options, with no more than 20,000 shares of Common Stock subject to options permitted to be granted per individual per calendar year. It may also grant up to an aggregate of 600,000 SEUs. The Board of Directors has also delegated authority to Ms. Gallup to issue certain awards under the 2020 Stock Incentive Plan, if approved by stockholders. Ms. Gallup may issue (i) stock options, (ii) SEUs, (iii) restricted stock awards and (iv) restricted stock units to any employee who is not an executive officer or an “officer,” as defined by Rule 16a-1 of the Securities Exchange Act of 1934. She may grant up to an aggregate of 350,000 shares of Common Stock subject to options, with no more than 20,000 shares of Common Stock subject to options permitted to be granted per individual per calendar year. She may also grant up to an aggregate of 600,000 SEUs and restricted stock and restricted stock units awards with respect to 200,000 share of Common Stock.

The Compensation Committee has the authority to retain compensation consultants and other outside advisors to assist in the evaluation of executive officer compensation.

Oversight of Risk

Our Board of Directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our Board of Directors and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our Board of Directors oversees risk management activities relating to business strategy, capital allocation, organizational structure, and certain operational risks, including those arising from cybersecurity threats; our Audit Committee oversees risk management activities related to financial controls and legal and compliance risks, and our Compensation Committee oversees risk management activities relating to the Company’s compensation policies and practices. Each committee reports to the full Board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full Board discuss particular risks.

Director Candidates

All of the current members of our Board of Directors have served as directors since 2001, except Ms. Duckett and Mr. Ferguson, who became directors in June 2009 and May 2016, respectively. Where called for, qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. Minimum qualifications include high-level leadership experience in business activities, breadth of knowledge about issues affecting us, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. While we do not have a formal policy with regard to the consideration of diversity in identifying director nominees, our Board of Directors desires a group of candidates who represent a diversity of viewpoints, backgrounds, skills, and expertise that enable them to make a significant contribution to our Board of Directors, our Company, and stockholders. In the event of a need for a new or additional director, our Board of Directors would evaluate potential nominees by reviewing their qualifications, results of personal and reference interviews, and such other information as the Board may deem relevant.

We do not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

Our Board of Directors has generally nominated the current directors for re-election at each annual meeting of stockholders. Our Board of Directors has therefore not established special procedures for stockholders to submit director recommendations. If we were to receive recommendations of candidates from our stockholders, the Board of Directors would consider such recommendations in the same manner as all other candidates. Stockholders who wish to suggest qualified candidates should send relevant information to the attention of the Corporate Secretary, PC Connection, Inc., 730 Milford Road, Merrimack, New Hampshire 03054 (603-683-2164).

Communicating with the Board of Directors

We have not implemented a process for our stockholders to send communications to our Board of Directors, other than as set out elsewhere in this proxy. We have not done so primarily due to our status as a controlled company, as discussed earlier.

Code of Business Conduct and Ethics Policy

We have adopted a written Code of Business Conduct and Ethics Policy, which we refer to as the Policy, which applies to our directors, officers, and employees, including our principal executive officer, principal financial and accounting officer, controller, and persons performing similar functions. We have posted our Policy on our website at http://ir.connection.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq Stock Market listing standards concerning any amendments to, or waivers from, any provision of the Policy that occur in the future.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of our Common Stock. Based solely on our review of copies of reports filed by individuals required to make filings, or Reporting Persons, pursuant to Section 16(a) of the Exchange Act or written representations from certain Reporting Persons, we believe that all such reports required to be filed under Section 16(a) of the Exchange Act for 2018 were timely filed, except:

On August 1, 2019, Timothy McGrath received 10,000 shares of Common Stock as a result of the vesting of restricted stock units granted in November 2012. Mr. McGrath reported this transaction on a Form 4 filed with the SEC on August 7, 2019.

On December 20, 2019, David Beffa-Negrini sold 2,845 shares of Common Stock. Mr. Beffa-Negrini reported this transaction on a Form 5 filed with the SEC on January 17, 2020.

Employee, Officer and Director Hedging

We do not have any policy regarding the ability of our employees, officers or directors to purchase financial instruments, or otherwise engage in transactions, that hedge or offset any decrease in the market value of our Common Stock.

Director Compensation

Each director is entitled to receive an annual retainer of $75,000, payable quarterly, for service on the Board. Each independent director also receives an annual retainer of $15,000, payable quarterly, for participation in the Board’s audit and compensation committees. In addition, Board members who act in a Chair capacity receive annual fees as follows:  Board chair, $35,000; Board vice-chair, $10,000; audit committee chair, $10,000; compensation committee and sub-committee chair, $5,000.

As more fully described below, the following table describes compensation paid to each director for the year ended December 31, 2019, except for compensation paid to Ms. Gallup, which is reflected below in the Summary Compensation Table for Fiscal Years Ended December 31, 2019, 2018, and 2017.

Director Compensation for Fiscal Year Ended December 31, 2019

	Fees Earned or		All Other
Name	Paid in Cash ($) (1)		Compensation ($)(2)	Total ($)
David Hall	$75,000		$100,000	$175,000
Joseph Baute	41,667	(3)	—	41,667
Jack Ferguson	100,000		—	100,000
Barbara Duckett	95,000		—	95,000
David Beffa-Negrini	84,375	(4)	—	84,375

(1)

Each director receives an annual retainer of $75,000, and each independent director also receives an annual retainer of $15,000 for participation in the Board’s audit and compensation committees. The chair positions receive varying fees, as noted above. In addition, Board members receive reimbursement for all reasonable expenses incurred in attending Board and committee meetings.

(2)	Mr. Hall is employed by the Company as an analyst and is entitled to a base salary and our standard fringe benefits as a full-time employee.

(3)

Mr. Baute served as a director and member of the Audit Committee until the 2019 Annual Meeting of Stockholders, which was held on May 22, 2019. The fees paid to Mr. Baute in 2019 represented his annual retainer as a member of the Board of Directors and Audit  Committee, pro-rated for the five months that he served in those capacities.

(4)

Mr. Beffa-Negrini served as a member of the Audit Committee for 7.5 months in 2019. The fees paid to Mr. Beffa-Negrini represented his annual retainer as a member of the Board of Directors plus a pro-rated fee for the time he spent as a member of the audit committee.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee of our Board of Directors oversees the design and implementation of our executive compensation program.  In this role, the Compensation Committee, which is comprised of two independent directors, evaluates the performance of, and reviews and approves annually all compensation decisions relating to our Chief Executive Officer.  Our Chief Executive Officer annually reviews the performance of our other named executive officers and makes recommendations regarding their compensation.  Our Compensation Committee may adopt or revise such recommendations in making compensation decisions for our other named executive officers.

At the 2019 Annual Meeting of Stockholders, a majority of stockholder votes were cast to approve on an advisory basis the compensation of our named executive officers as disclosed in our 2019 Proxy Statement. The Compensation Committee noted the affirmative vote on the Company’s executive compensation program as it determined executive officer compensation for 2020.

Our executive officers consist of our Chief Executive Officer, Chief Financial Officer, and Chief Administrative Officer.  For 2019, our named executive officers were:

Name	Title
Timothy McGrath	President and Chief Executive Officer
Thomas Baker Stephen Sarno	Senior Vice President, Chief Financial Officer and Treasurer Former Senior Vice President, Chief Financial Officer and Treasurer

Patricia Gallup	Chair and Chief Administrative Officer

Compensation Objectives

Our Compensation Committee’s primary objectives with respect to executive compensation are to attract, retain, and motivate our executives and to create long-term stockholder value.  Additionally, the Committee seeks to ensure that executive compensation is aligned with our corporate strategies and business objectives, and that it promotes the achievement of key strategic and financial performance measures by linking short- and long-term cash and equity incentives to the achievement of measurable company performance goals.

To achieve these objectives, the Compensation Committee evaluates our executive compensation program with the goal of setting compensation at levels the Compensation Committee believes are competitive with those of other companies in our industry and our region that compete with us for executive talent.  In addition, our executive compensation program ties a substantial portion of each executive’s overall compensation to managing their respective areas of responsibility and meeting key strategic, financial, and operational goals.  These goals include success in (a) demonstrated leadership ability, (b) management development, (c) compliance with our policies, and (d) anticipation of, and response to, changing market and economic conditions that enhance our ability to operate profitably.  From time to time, we also provide a portion of our executive compensation in the form of stock options, restricted stock units, and other stock-based awards that vest over time, which we believe helps to attract new management talent, as well as retain our existing executives.  We believe such grants align our executives’ interests with those of our stockholders by allowing them to participate in the longer-term success of our Company as reflected in stock price appreciation.

We compete with many other companies for executive personnel.  Accordingly, the Compensation Committee generally targets overall base salary and bonus compensation for executives at or near the midpoint of compensation paid to similarly situated executives of companies analyzed in our survey data, described more fully below.  We may adjust this general target in certain situations when necessary, due to the experience level of the individual or other market factors.

Components of our Executive Compensation Program

The primary elements of our executive compensation program are:

•	base salary;
•	executive bonus plan;
•	equity awards;
•	benefits and other compensation; and
•	severance benefits.

Allocations between long-term and short-term compensation, cash and non-cash compensation, or the different forms of non-cash compensation vary, depending on our current initiatives and stated goals. Our goals for 2019 were focused on continuing the growth trend in consolidated net sales and net income that we established in prior years and, additionally, achieving a better leveraging of our expense structure by attaining our targeted selling, general and administrative, or SG&A, expenses as a percentage of net sales. Accordingly, the 2019 performance targets for the Executive Bonus Plan were designed to help achieve these two objectives. A total of 60% of the bonus was allocated to the achievement of a net income target of $65.4 million, and 40% was allocated to achievement of an SG&A expense target of 10.47% of net sales. Each component was then applied to a multiplier based on the degree to which the respective target was met or exceeded, ranging from 0.5 to 1.7 for each target. No bonuses were to be paid for performance below $58.9 million of net income or SG&A expenses in excess of 11.52% of net sales.

Peer Group

In 2018, our Compensation Committee retained Pearl Meyer & Partners, a national consulting firm, as its independent compensation consultant, to conduct a competitive assessment of our executive compensation and general compensation programs. Pearl Meyer & Partners provided comparative market data on compensation practices and programs based on an in-depth analysis of peer companies deemed comparable in terms of product and service offerings and/or revenue levels. Also considered in the analysis was broader market survey data reflecting industry- and size-appropriate comparators. Individual compensation ranges for each executive position were provided that compared the compensation ranges to actual salary levels.

The following companies, whose executive positions’ responsibilities were most similar to ours, were included in the peer group for both 2018 and 2019:

•	Anixter International Inc.
•	Benchmark Electronics, Inc.
•	CACI International Inc.
•	CDW Corporation
•	ConvergeOne Holdings, Inc.
•	ePlus, Inc.
•	Insight Enterprises, Inc.
•	ManTech Int’l Corporation
•	NETGEAR, Inc.
•	PCM, Inc.
•	Presidio, Inc.
•	ScanSource, Inc.
•	Unisys Corporation

The Compensation Committee used the survey data to assist it in the review and comparison of each element of executive compensation, including base salary, bonus compensation, and other long-term incentive vehicles for our executives. With this information, the Compensation Committee analyzed compensation for each executive. The Compensation Committee targeted different compensation levels for each element of compensation as described below.

Base Salary

Base salaries are reviewed at least annually by the Compensation Committee, and in the case of named executive officers other than our Chief Executive Officer, are based on recommendations of the Chief Executive Officer. These salaries are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, experience, and the peer group data.

The Compensation Committee reviews the base salaries of our executives initially by reference to the median base salary level of the updated survey data. The Compensation Committee then makes adjustments to these reference levels for each executive’s base salary based on comparisons to the survey data and evaluation of the executive’s level of responsibility and experience, as well as company-wide performance. The Compensation Committee also considers the executive’s success in achieving business results and demonstrating leadership in determining actual base salary levels.

In 2019,  the base salary of our Chief Executive Officer was increased by the Compensation Committee as a result of its review and analysis of competitive data, as well as a review of the extent of his individual responsibilities. In 2019, we increased the base salary of Mr. McGrath by 7.7% to $1,150,000. Mr.  Baker was hired as our Chief Financial Officer in March 2019 with an annual salary of $375,000. There was no change in the base salary of our Chief Administrative Officer in 2019.

The compensation levels of our executives are established to recognize the relative level of responsibility of each executive. Our Chief Executive Officer’s compensation is higher than the levels of our other executives in order to reflect the generally broader and more significant level of responsibility of our Chief Executive Officer. We have found that compensation survey results generally reflect this pattern for most companies.

The Compensation Committee believes that benchmarking and aligning base salaries is especially critical to a competitive compensation program. Other elements of compensation are affected by changes in base salary. Annual incentives are targeted and paid out as a percentage of base salary, and the target levels of long-term incentives are also determined as a percentage of base salary.

Executive Bonus Plan

In 2008, our stockholders approved the original Executive Bonus Plan for our executive officers. In 2011, our shareholders approved the Amended and Restated Executive Bonus Plan, and in 2013, our stockholders approved an amendment to the Amended and Restated Executive Bonus Plan. Annual cash bonuses are intended to compensate our executives for the achievement of company-wide net income and expense leverage goals. Cash bonuses are set as a percentage of the executive officer's base salary, with higher-ranked executives typically being compensated at a higher percentage of base salary. However, our success is dependent on the ability of our management group to integrate and work together to meet common company‑wide goals. Accordingly, executives are not assigned specific individual goals but instead are collectively responsible for meeting company‑wide goals. Our Compensation Committee develops corporate goals that, if achieved, will result in improved operating performance. In 2019, our target bonus percentages were 100% of base salary for our Chief Executive Officer and Chief Financial Officer and 75% for our Chief Administrative Officer. In addition, our compensation program also provides incentives for our executives to reach beyond our target corporate goals. If our executives perform above expectations, they may be entitled to receive additional bonus amounts that can result in a total annual bonus of up to 170% of base salary for our Chief Executive Officer and Chief Financial Officer and up to 127.5% of base salary for the Chief Administrative Officer. Proportionally lower bonuses are provided for achievement levels between 90% and 100% of respective company-wide targets, and no bonuses are earned by any executive where less than 90% of the respective company-wide target factor is achieved. Our Compensation Committee approved a consolidated net income goal of $65.4 million for 2019, reflecting our growth target for the year and an expense leverage goal to limit 2019 consolidated SG&A expenses as a percentage of net sales at 10.47%. The Amended and Restated Executive Bonus Plan provides that the two targets be increased or decreased to reflect material changes in revenue growth rates for the IT markets in which the Company competes. This potential adjustment is based on the belief that management should neither receive a windfall from higher-than-expected IT industry growth nor be penalized for lower-than-expected growth.

Our executive officers work together as a team, and all executives are assigned the same company‑wide net income and expense leverage goals. In 2019, our net income, adjusted to exclude special charges, was $82.8 million. SG&A expense as a percentage of net sales, which would have been reported under the previous year’s revenue recognition standard (ASC 605), was 10.14%. The Company exceeded its adjusted net income target by 26% and performance against the adjusted SG&A target was exceeded by 33 basis points, resulting in an overall payout at 133.0% of the combined targets. Accordingly, total bonus payouts for the named executive officers aggregated $1.48 million.

The table below describes the bonus payments and the percentage of base salary for 2019 for the named executive officers:

Name of Executive	2019 Bonus Payment		Percentage of Base Salary
Timothy McGrath	$1,529,500		133.0%
Patricia Gallup	$326,183		100.0%
Thomas Baker	$416,764	(1)	111.1%

(1)	Mr. Baker’s bonus payment was prorated based on his hire date of March 1, 2019.

Equity Awards

Our equity award program is a vehicle for offering long-term incentives to our executives. We believe that equity grants help attract management talent and provide a strong link to our long-term performance and help to align the interests of our executives and our stockholders. In addition, the vesting feature of our equity grants furthers our goal of executive retention by providing an incentive to our executives to remain in our employ during the vesting period. In determining the size of equity grants to our executives, the Compensation Committee and the Chief Executive Officer consider comparative share ownership of executives in our compensation peer group, our company‑wide performance, the applicable executive’s performance, the amount of equity previously awarded to the executive, the vesting of such awards, and the recommendation of management.

Our equity awards have typically taken the form of restricted stock units, or RSUs. The Compensation Committee and our Chief Executive Officer review all components of the executive’s compensation when determining equity awards to ensure that an executive’s total compensation conforms to our overall philosophy and objectives.

Stock options have a ten-year life, and vesting and exercise rights cease shortly after termination of employment except in the case of death or disability. We do not have any equity ownership guidelines for our executives.

Benefits and Other Compensation

We maintain broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance, and a 401(k) plan. Executives are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. We provide a matching contribution equal to 50% of the employee’s deferral contributions to the 401(k) plan that does not exceed 6% of their qualified compensation.

No executive officer received perquisites aggregating $10,000 or more in 2019.

Severance Benefits

Pursuant to the employment agreements we have entered into with Mr. McGrath and Mr. Baker, each is entitled to specified benefits in the event of termination of their employment under specified circumstances. We have provided more detailed information about these benefits, along with estimates of their value under various circumstances, under the caption “Potential Payments Upon Termination or Change in Control” below.

We believe providing these benefits help us compete for executive talent. After reviewing the practices of companies represented in our peer group, we believe that our severance and change of control benefits are generally in line with severance packages offered to executives at such companies.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, generally disallows a tax deduction for compensation in excess of $1.0 million paid to our Chief Executive Officer and Chief Financial Officer and to each other officer (other than our Chief Executive Officer and our Chief Financial Officer) whose compensation is required to be reported to our stockholders pursuant to the Exchange Act by reason of being among the three most highly paid executive officers. For taxable years beginning after December 31, 2017, the Section 162(m) deduction limitation is expanded so that it also applies to compensation in excess of $1 million paid to a public company’s chief financial officer. Historically, compensation that qualified under Section 162(m) as performance-based compensation and compensation paid to the chief financial officer were exempt from the deduction limitation. However, subject to certain transition rules, tax legislation signed into law on December 22, 2017 commonly known as the Tax Cuts and Jobs Act, or the Tax Act, eliminated the qualified performance-based compensation exception and the exception for compensation paid to a company’s chief financial officer. As a result, for taxable years beginning after December 31, 2017, all compensation in excess of $1 million paid to each of the executives described above will not be deductible by us, subject to the transition relief.

We account for equity compensation awarded to our employees per the methods prescribed by ASC 718, which require us to recognize compensation expense in our financial statements for all share-based payments based upon an estimate of their fair value over the service period of the award. We record cash compensation as an expense at the time the obligation is accrued. Given our adoption of ASC 718, we believe that the accounting impact of the different forms of equity compensation awards generally reflects their economic impact. Accordingly, the underlying accounting treatment is not a material consideration in determining the specific nature or size of equity awards granted. The tax impact of the awards on the recipient and the effectiveness of the award in retaining executives are more relevant considerations.

Executive Compensation

The following table sets forth compensation information for our Chief Executive Officer, two individuals who served as Chief Financial Officer during 2019, and our other most highly compensated executive officer who served as an executive officer during 2019, who were collectively our named executive officers for 2019.

Summary Compensation Table for Fiscal Years Ended December 31, 2019, 2018 and 2017

					Non-Equity
					Incentive
				Stock	Plan	All Other
		Salary		Awards	Compensation	Compensation		Total
Name and Principal Position	Year	($)		($) (1)	($) (2)	($) (3)		($)
Timothy McGrath	2019	$968,654	(4)	$1,533,000	$1,529,500	$4,125	(5)	$4,035,279
President and Chief Executive Officer	2018	945,000		2,600,000	945,000	4,125	(6)	4,494,125
	2017	945,000		—	699,300	3,975	(7)	1,648,275

Thomas Baker	2019	297,115		1,429,000	416,764	288	(5)	2,143,167
Senior Vice President, Chief Financial Officer
and Treasurer

Stephen Sarno (8)	2019	90,649	(9)	—	—	292,587	(10)	383,236
Former Senior Vice President, Chief Financial Officer	2018	271,154		831,400	285,616	3,096	(6)	1,391,267
and Treasurer

Patricia Gallup	2019	327,000		—	326,183	114,200	(5)	767,383
Chief Administrative Officer and	2018	327,000		130,000	245,250	114,125	(6)	816,375
Chairman of the Board	2017	327,000		—	181,485	113,975	(7)	622,460

(1)

Valuation represents the aggregate grant date fair value of the stock awards granted each year computed in accordance with ASC 718. Please see Note 9, “Stockholders’ Equity and Share-Based Compensation” of our Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2019, for further information regarding share-based compensation. The RSUs granted to Mr. McGrath in October 2019 vest over seven years in equal annual installments, commencing on October 29, 2020. The RSUs granted to Mr. McGrath in February 2018 vest over eleven years according to the following schedule: 5,000 units on April 1, 2019; 10,000 units on April 1, 2020, April 1, 2021, April 1, 2022, April 1, 2023, April 1, 2024, April 1, 2025, April 1, 2026, April 1, 2027, and April 1, 2028; and 5,000 units on April 1, 2029. The RSUs granted to Mr. Baker in March 2019 vest over four years in equal annual installments, the first of which vested on March 7, 2020. The RSUs granted to Mr. Baker in October 2019 vest over four years in equal annual installments commencing on October 29, 2020. The RSUs granted to Mr. Sarno in May 2018 and December 2018 were forfeited upon Mr. Sarno’s resignation in February 2019. For her service on the Board of Directors, Ms. Gallup was awarded 5,000 RSUs in 2018, which began vesting ratably over ten years in equal annual installments on September 1, 2018. All RSUs granted are settled in equivalent amounts of Common Stock at vesting.

(2)

Non-equity incentive compensation for our executive officers was awarded pursuant to the Amended and Restated Executive Bonus Plan, upon the achievement of company-wide net income and expense leverage goals.

(3)	We have omitted perquisites and other personal benefits in those instances where the aggregate amount of such perquisites and other personal benefits totaled less than $10,000.

(4)	Effective October 29, 2019, Mr. McGrath’s annual salary was increased from $945,000 to $1,150,000, and the salary presented above includes the pro-rated increase.

(5)

Consists of: (a) our contributions for Ms. Gallup and Messrs. McGrath, and Baker under our 401(k) Plan each in the amount of $4,200, $4,125, $288, and $4,125, respectively, and (b) $110,000 in Director fees for Ms. Gallup.

(6)

Consists of: (a) our contributions for Ms. Gallup and Messrs. McGrath, and Sarno under our 401(k) Plan each in the amount of $4,125, $4,125, and $3,096, respectively, and (b) $110,000 in Director fees for Ms. Gallup.

(7)	Consists of: (a) our contributions for Ms. Gallup and Mr. McGrath under our 401(k) Plan each in the amount of $3,975, and (b) $110,000 in Director fees for Ms. Gallup.

(8)	Mr. Sarno served as Chief Financial Officer from March 2018 until his resignation in February 2019.

(9)	Mr. Sarno resigned in February 2019. The salary presented above reflects the pro-rated portion of his regular earnings as a full-time employee.

(10)

Consists of: (a) our contribution for Mr. Sarno under our 401(k) Plan in the amount of $4,125, and (b) $288,462 in payments made in 2019 pursuant to his separation agreement upon his resignation in February 2019.

Grants of Plan Based Awards

The following table sets forth certain information regarding grants of plan-based awards made to our named executive officers during 2019.

Grants of Plan-Based Awards for Fiscal Year Ended December 31, 2019

		Estimated Future Payouts Under			Stock Awards:	Grant Date
		Non‑Equity Incentive Plan Awards (1)			Number of Shares	Fair Value of
	Grant	Threshold	Target	Maximum	of Stock or	Stock Awards
Name	Date	($)	($)	($)	Units(#)(3)	($)(2)
Timothy McGrath	2/8/19	$575,000	$1,150,000	$1,955,000
	10/29/19				35,000	$1,533,000

Thomas Baker	2/8/19	187,500	375,000	637,500
	3/7/19				20,000	772,000
	10/29/19				15,000	657,000

Patricia Gallup	2/8/19	122,625	245,250	416,925	—	—

(1)

Threshold, target, and maximum amounts are based on the achievement of certain financial milestones, which are described above. All non-equity incentive plan awards listed were made under the Amended and Restated Executive Bonus Plan.

(2)	Valuation represents the aggregate grant date fair value of the stock awards computed in accordance with ASC 718. There can be no assurance that the value on distribution will equal the ASC 718 value.
(3)

All awards were granted under the Amended and Restated 2007 Stock Incentive Plan. For awards granted to our named executive officers in 2019, please refer to the Summary Compensation Table for the respective vesting schedules.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding outstanding equity awards held by our named executive officers as of December 31, 2019.

Outstanding Equity Awards at Fiscal Year Ended December 31, 2019

	Stock Awards
			Market
	Number of		Value of
	Shares or		Shares or
	Units of		Units of
	Stock That		Stock That
	Have Not		Have Not
Name	Vested (#)		Vested ($)(1)
Timothy McGrath	10,000	(2)	$496,600
	60,000	(3)	2,979,600
	46,000	(4)	2,284,360
	64,000	(5)	3,178,240
	85,000	(6)	4,221,100
	35,000	(10)	1,738,100

Patricia Gallup	500	(7)	24,830
	4,000	(11)	198,640

Thomas Baker	15,000	(8)	744,900
	15,000	(9)	744,900

(1)	The fair value of restricted stock units was based on the closing price of our Common Stock on December 31, 2019 of $49.66 per share.

(2)	The RSUs granted to Mr. McGrath in November 2012 vest according to the following schedule: 10,000 units on August 1, 2020.

(3)

The RSUs granted to Mr. McGrath in November 2013 vest according to the following schedule: 15,000 units on November 27, 2020; 20,000 units on November 27, 2021; 15,000 units on November 27, 2022; and 10,000 units on November 27, 2023.

(4)

The RSUs granted to Mr. McGrath in October 2014 vest according to the following schedule: 7,000 units on September 1, 2020 and September 1, 2021; and 8,000 units on September 1, 2022, September 1, 2023, September 1, 2024, and September 1, 2025.

(5)

The RSUs granted to Mr. McGrath in March 2016 vest according to the following schedule: 8,000 units on September 1, 2020 and September 1, 2021; 7,000 units on September 1, 2022, and September 1, 2023; 12,000 units on September 1, 2024; 7,000 units on September 1, 2025; 10,000 units on September 1, 2026; and 5,000 units on September 1, 2027.

(6)

The RSUs granted to Mr. McGrath in February 2018 vest over ten years according to the following schedule: 10,000 units on April 1, 2020, April 1, 2021, April 1, 2022, April 1, 2023, April 1, 2024, April 1, 2025, April 1, 2026, April 1, 2027, and April 1, 2028; and 5,000 units on April 1, 2029.

(7)	The RSUs were awarded to Ms. Gallup in March 2016 for her service on the Board of Directors and vest on September 1, 2020.

(8)	The RSUs granted to Mr. Baker in March 2019 vest over 3 years in equal annual installments, commencing on March 7, 2020.

(9)	The RSUs granted to Mr. Baker in October 2019 vest over 4 years in equal annual installments, commencing on October 29, 2020.

(10)	The RSUs granted to Mr. McGrath in October 2019 vest over seven years in equal annual installments, commencing on October 29, 2020.

(11)	The RSUs were awarded to Ms. Gallup in February 2018 for her service on the Board of Directors and vest annually in eight equal installments of 500 units beginning on September 1, 2020.

Options Exercised and Stock Vested

The following table sets forth certain information regarding restricted stock units (RSUs) vested in our named executive officers during 2019.

Stock Awards
Number of Shares
	Acquired on	Value Realized on
	Vesting	Vesting (1)
Name	(#)	($)
Timothy McGrath	50,000	$2,035,200
Patricia Gallup (2)	1,500	52,845
Thomas Baker	—	—
Stephen Sarno	—	—

(1)	The value realized on vesting equals the number of shares acquired multiplied by the closing price of our Common Stock as of the vesting date.

(2)	The RSUs were awarded to Ms. Gallup for her service on the Board of Directors.

CEO Pay Ratio Disclosure

Following is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees. Our median employee included in our 2019 proxy statement terminated during the year, so we determined our median employee for our 2020 proxy statement based on base pay/cash compensation/W-2 wages actually paid during 2019 (annualized in the case of full- and part-time employees who joined the company during 2019) to each of our 2,602 employees (excluding the Chief Executive Officer) as of December 31, 2019. The annual total compensation of our median employee (other than the Chief Executive Officer) for 2019 was $67,573. As disclosed in the Summary Compensation Table appearing on page 16, our Chief Executive Officer’s annual total compensation for 2019 was $4,035,279. Based on the foregoing, our estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was approximately 60 to 1. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

Potential Payments Upon Termination or Change in Control

We have entered into employment agreements with Mr. McGrath and Mr. Baker providing for severance payments for twelve months and six months, respectively, or until such time as other employment is secured (whichever is earlier), of their then respective annual base salary if employment is terminated for any reason other than for cause. Under such circumstances, severance payments for Messrs. McGrath and Baker would have an aggregate value of $1,150,000 and $187,500, respectively. Such payments are conditioned upon our receipt of a general release of claims from Messrs. McGrath and Baker.  The agreements include certain non-compete and non-solicit obligations that extend for twenty-four months after termination of employment. We assume, for the purpose of calculating the values above, that the effective date of termination is December 31, 2019.

In the event that we undergo a change in control (referred to as an “Acquisition Event” in the Amended and Restated 1997 Stock Incentive Plan and a “Reorganization Event” in the Amended and Restated 2007 Stock Incentive Plan, as amended) and as a result our Board of Directors accelerates the vesting of all outstanding unvested equity awards, Mr. McGrath, Ms. Gallup and Mr. Baker would realize $14,898,000, $223,470 and $1,489,800, respectively, based on the closing price of our Common Stock on December 31, 2019 of $49.66 per share, assuming the vesting and sale by each of their unvested equity awards presented above.

Mr. Sarno resigned in February 2019. Pursuant to his separation agreement, his departure was treated as entitling him to the payments and benefits contemplated by his employment agreement for separations other than for death, disability, or cause. As a result, upon the termination of his employment he was entitled to one year of severance payments, based on his then-current base salary, with an aggregate value of $375,000.

Compensation Committee Report

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our management.  Based on this review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

By the Compensation Committee of the Board of Directors of PC Connection, Inc.:

Barbara Duckett, Chair
Jack Ferguson

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Ms. Duckett and Mr. Ferguson. Ms. Duckett and Mr. Ferguson were not at any time during 2019 an officer or employee of the Company or any of our subsidiaries. None of our executive officers has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as our director or a member of our Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We currently have leases for facilities in Marlow and Merrimack, New Hampshire and two facilities in Keene, New Hampshire with Gallup & Hall, or G&H, a partnership owned solely by Patricia Gallup and David Hall, our principal stockholders. The three facilities located in Marlow and Keene, New Hampshire are leased on a month-to-month basis requiring monthly rental payments of $500, $1,344, and $11,773, respectively. These leases also obligate us to pay certain real estate taxes and insurance premiums on the premises. Rent expense under the three leases aggregated $163,404 for each of the years ended December 31, 2019 and 2018.

In November 1997, we entered into a fifteen-year lease for an 114,000 square foot corporate headquarters in Merrimack, New Hampshire with G&H Post, LLC, an entity owned solely by Patricia Gallup and David Hall, our principal stockholders. The initial term of the fifteen-year lease ended in November 2013, and we amended the lease in May 2014 to extend the term for an additional five years. The amended term of the five-year lease ended in November 2018, and we exercised our option for an additional five-year term in May 2018. The terms of the new agreement have not yet been finalized. Accordingly, we continue to lease under the terms of the 2014 lease amendment, which requires an annual rental payment of $1,253,208 and requires us to pay our proportionate share of real estate taxes and common area maintenance charges as either additional rent or directly to third-party providers and also to pay insurance premiums for the leased property.

In August 2008, we entered into a ten-year lease agreement with Patricia Gallup and David Hall, our principal stockholders, for an office facility adjacent to our corporate headquarters. The initial term of the 10-year lease ended in July 2018, and we exercised our option for an additional two-year term in May 2018. The terms of the new agreement have not yet been finalized. Accordingly, we continue to lease under the terms of the 2008 lease, which requires an annual rental payment of $262,860 and is subject to adjustment to reflect increases in a local consumer price index, but such adjustments shall not exceed an increase of 5.0% per year. The lease requires us to pay our proportionate share of real estate taxes and common area maintenance charges either as additional rent or directly to third-party providers and to pay insurance premiums for the leased property. Rent payments under the lease agreement were $262,860 for the years ended December 31, 2019 and 2018.

During 2019, we provided various facilities management and maintenance services to certain affiliates of Patricia Gallup and David Hall in connection with the operation of facilities leased by us from those affiliates. G&H reimbursed us $152,639 and $146,665 during 2019 and 2018, respectively, for those services.

The 1998 PC Connection Voting Trust

In connection with our initial public offering in March 1998, Patricia Gallup and David Hall placed substantially all of the shares of Common Stock that they beneficially owned immediately prior to the public offering into a Voting Trust, or the “Voting Trust”, of which they serve as co‑trustees. The Voting Trust is the record holder of 14,238,188 shares of Common Stock as of the record date, April 28, 2020. The terms of the Voting Trust require that both Ms. Gallup and Mr. Hall, as co-trustees, agree as to the manner of voting the shares of our Common Stock held by the Voting Trust in order for the shares to be voted. In the event the co-trustees are deadlocked with respect to the election of directors at a meeting of stockholders, our Board of Directors may require the co-trustees to execute and deliver to our Secretary a proxy representing all shares issued and outstanding in the name of the Voting Trust and entitled to vote in the election of directors. Such proxy shall confer upon the proxyholder authority to attend the meeting for purposes of establishing a quorum and to vote for the directors nominated by our Board of Directors, provided that such nominees are incumbent directors elected with the consent of the co‑trustees. Each of Ms. Gallup and Mr. Hall may transfer shares of Common Stock for value to unaffiliated third parties. Any shares so transferred will no longer be subject to the Voting Trust and an equal number of the non-transferring co-trustee’s shares will be released from the Voting Trust. Transfers by either of Ms. Gallup or Mr. Hall in excess of 75,000 shares in any 90-day period, or that would decrease the shares held by the Voting Trust to less than a majority of the outstanding shares, will be subject to a right of first refusal to the other. The Voting Trust will terminate when it holds less than 10% of the outstanding shares of our Common Stock or at the death of both co-trustees. In addition, in the event of the death or incapacity of either co‑trustee, or when either of Ms. Gallup or Mr. Hall holds less than 25% of the beneficial interest held by the other in the Voting Trust, the other will become the sole trustee of the Voting Trust with the right to vote all the shares held by the Voting Trust.

All related party transactions discussed above and referenced in this proxy statement were on terms comparable to those we could have obtained in arms-length transactions with unaffiliated third parties.

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board of Directors has adopted written policies and procedures for the review of any transaction, arrangement, or relationship in which we are a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees, or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement, or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our Chief Financial Officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our Audit Committee. Whenever practicable, the reporting, review, and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Audit Committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the Chair of the Audit Committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the Audit Committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the Audit Committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee may approve or ratify the transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is not inconsistent with our best interests. The Audit Committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our Board of Directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•

interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (c) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual gross revenues of the Company receiving payment under the transaction; and

•	a transaction that is specifically contemplated by provisions of our charter or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Audit Committee in the manner specified in its charter.

Equity Compensation Plan Information

The following table provides information about our Common Stock that may be issued upon exercise of options, warrants, and rights under all of our equity compensation plans as of December 31, 2019, including the Amended and Restated 2007 Stock Incentive Plan, as amended, and the Amended and Restated 1997 Employee Stock Purchase Plan, as amended.  Our stockholders have approved all of these plans.

Number of Securities Remaining
Available
for Future
	Number of Securities to be	Weighted-Average		Issuance Under Equity
	Issued Upon Exercise of	Exercise Price of		Compensation Plans [Excluding
	Outstanding Options,	Outstanding Options,		Securities Reflected in
	Warrants, and Rights (1)	Warrants, and Rights		Column (a)] (1)(2)(3)
Plan Category	(a)	(b)		(c)
Equity Compensation Plans Approved by Security Holders	473,000	$—	(4)	99,092

Equity Compensation Plans Not Approved by Security Holders	—	—		—

Total	473,000	$—		99,092

(1)	The number of shares is subject to adjustments in the event of stock splits and other similar events.

(2)

Includes 14,592 shares of Common Stock issuable under our Amended and Restated 1997 Employee Stock Purchase Plan, as amended, all of which are issuable in connection with the current offering period which ends on June 30, 2020.

(3)

Includes 84,500 shares of Common Stock issuable under our Amended and Restated 2007 Stock Incentive Plan, as amended. Excludes an additional 350,000 shares of our Common Stock that have been approved for issuance under our 2020 Stock Incentive Plan by our Board of Directors, subject to stockholder approval. Please see Proposal Two of this proxy statement for more information.

(4)

The weighted average exercise price of the outstanding options, warrants, and rights reflects 473,000 restricted stock units that were outstanding on December 31, 2019.  Excluding these restricted stock units, which have a zero exercise price, the weighted average exercise price is $0.

PROPOSAL TWO

APPROVAL OF 2020 STOCK INCENTIVE PLAN

We are asking our stockholders to approve the PC Connection, Inc. 2020 Stock Incentive Plan, which we refer to as the Plan.  Our Board of Directors believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability.  We believe that our stock-based compensation programs are central to this objective.  On April 28, 2020,  upon the recommendation of our compensation committee, and subject to stockholder approval, the Board of Directors adopted the Plan.  The Plan is intended to replace our Amended and Restated 2007 Stock Incentive Plan, which we refer to as the Existing Plan, which is the Company’s only omnibus equity incentive plan, and which plan expires pursuant to its terms on May 26, 2020. If the stockholders approve the Plan at the Annual Meeting, then we will not grant any new awards under the Existing Plan after the Annual Meeting. Awards outstanding under the Existing Plan, as amended, however, will remain in effect pursuant to their terms and the terms of the Existing Plan.

If stockholders approve the Plan, subject to adjustment in the event of stock splits and other similar events, awards may be made under the Plan for up to the sum of (i) 350,000 shares of Common Stock and (ii) such additional number of shares of Common Stock (up to 552,500 shares) as is equal to (x) the number of shares of Common Stock reserved for issuance under the Existing Plan that remain available for grant under the Existing Plan on May 26, 2020, the day the Existing Plan expires, and (y) the number of shares of Common Stock subject to awards granted under the Existing Plan, which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company pursuant to a contractual repurchase right.

As of April 15, 2020, there were no options to purchase shares of Common Stock outstanding under the Existing Plan. Restricted stock units with respect to 458,000 shares of Common Stock were outstanding and an additional 84,500 shares of Common Stock were reserved for future awards under the Existing Plan. We expect that the proposed share pool under the Plan will allow us to continue to grant equity awards at our historic rates for approximately three years.

The shares available for grant under the Plan would facilitate our ability to continue to grant equity incentives which is vital to our ability to fully engage and attract and retain the highly skilled individuals required to support our retention and growth in the extremely competitive labor markets in which we compete. Our employees are some of our most valuable assets, and such awards are crucial to our ability to motivate individuals in our service to achieve our goals. We strongly believe that the approval of the Plan is instrumental to our continued success.

Accordingly, our Board of Directors believes adoption of the Plan is in the best interests of the Company and its stockholders and recommends that stockholders vote to approve the 2020 Stock Incentive Plan by voting “FOR” Proposal No. 2.

Highlights of the 2020 Plan

•

No Liberal Share Recycling.  The Plan prohibits the re-granting of (i) shares withheld or delivered to satisfy the exercise price of an award or to satisfy tax withholding obligations, (ii) shares that were subject to a stock appreciation right, or SAR, and were not issued upon the net settlement or net exercise of such award, or (iii) shares repurchased on the open market using proceeds from the exercise of an award.

•	Per-Participant Limits. The maximum number of shares of Common Stock with respect to which awards may be granted to any participant under the Plan will be 250,000 per calendar year.
•	No Repricing of Options or SARs. The Plan prohibits the direct or indirect repricing of stock options or SARs without stockholder approval.
•	No Discounted Options or SARs. All options and SARs must have an exercise or measurement price that is at least equal to the fair market value of the underlying Common Stock on the date of grant.
•

No Reload Options or SARs.  No options or SARs granted under the Plan may contain a provision entitling the award holder to the automatic grant of additional options or SARs in connection with any exercise of the original option or SAR.

•	No Dividend Equivalents on Options or SARs. No options or SARs granted under the Plan may provide for the payment or accrual of dividend equivalents.
•	One-Year Minimum Vesting Period for All Equity Awards. Awards granted under the Plan must have a minimum vesting period of at least one year from the date of grant, subject to limited exceptions.

•

Dividends & Dividend Equivalents on Restricted Stock, Restricted Stock Units and Other-Stock Based Awards Not Paid Until Award Vests. Any dividends or dividend equivalents granted with respect to restricted stock, restricted stock units or other stock-based awards will be subject to the same restrictions on transfer and forfeitability as the award with respect to which it is granted.

•

Limit on Awards to Non-Employee Directors. The maximum amount of cash and equity compensation (calculated based on grant date fair value for financial reporting purposes) granted to any non-employee director in any calendar year may not exceed $500,000.  Fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance and amounts paid to a non-employee director as a reimbursement for an expense will not count against this limitation. Additional exceptions to this limitation may only be made by our compensation committee in extraordinary circumstances or in the case of regulatory filing fees provided that the non-employee director receiving the additional compensation does not participate in the decision to award such compensation.

•

Material Amendments Require Stockholder Approval.  Stockholder approval is required prior to an amendment to the Plan that would (i) materially increase the number of shares authorized, (ii) expand the types of awards that may be granted, or (iii) materially expand the class of participants eligible to participate.

•	Administered by an Independent Committee. The Plan is administered by our compensation committee, which is made up entirely of independent directors.

Information Regarding Overhang and Dilution

In developing our share request for the Plan and analyzing the impact of utilizing equity as a means of compensation on our stockholders, we considered both our “overhang” and our “burn rate”.

Overhang is a measure of potential dilution which we define as the sum of (i) the total number of shares underlying all equity awards outstanding and (ii) the total number of shares available for future award grants, divided by the sum of (a) the total number of shares underlying all equity awards outstanding, (b) the total number of shares available for future awards and (c) the number of shares outstanding. As of March 31, 2020 there were no option awards outstanding,  458,000 shares underlying all restricted stock unit awards outstanding, 84,500 shares available for future award, and the basic weighted average common shares outstanding for the period ended March 31, 2020 was 26,236,131.  Accordingly, our overhang at March 31, 2020 was 2.0%. If the 350,000 additional shares proposed to be authorized for grant under the Plan are included in the calculation, our overhang on March 31, 2020 would have been 3.3%.

Burn rate provides a measure of the potential dilutive impact of our equity award program which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our burn rate for the 2019, 2018 and 2017 calendar years as well as an average over those years.

Calendar Year	Awards Granted (1)	Basic Weighted Average Number of Common Shares Outstanding (in thousands)	Gross Burn Rate (2)
2019	153,500	26,335	0.6%
2018	190,000	26,717	0.7%
2017	-0-	26,771	0.0%
Three-Year Average	114,500	26,608	0.4%

(1)	Awards granted includes shares subject to restricted stock unit awards, in each case counted on a one-for-one basis.
(2)	“Gross burn rate” which we define as the number of equity awards granted in the year divided by the basic weighted average number of common shares outstanding.

Description of the Plan

The following is a brief summary of the Plan, a copy of which is attached as Appendix C to this proxy statement.  References to our Board of Directors in this summary will include our compensation committee or any similar committee appointed by our Board of Directors to administer the Plan.

Types of Awards; Shares Available for Awards; Share Counting Rules

The Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, nonstatutory stock options, SARs, restricted stock, restricted stock units, other stock-based awards and cash awards as described below, which we collectively refer to as awards.

Subject to adjustment in the event of stock splits, stock dividends or similar events, awards may be made under the Plan for up to the sum of 350,000 shares of our Common Stock plus such additional number of shares of our Common Stock (up to 552,500 shares)  as is equal to (x) the number of shares of the Company’s Common Stock reserved for issuance under the Existing Plan that remain available for grant under the Existing Plan on May 26, 2020, the day that the Existing Plan expires, and (y) the number of shares of Common Stock subject to awards granted under the Existing Plan, which awards expire, terminate or are otherwise surrendered, cancelled or forfeited or repurchased by the Company pursuant to a contractual repurchase right.  Any or all of the shares of Common Stock available for issuance under the Plan may be awarded in the form of incentive stock options, subject to any limitations under the Code.

The Plan provides that the maximum number of shares of Common Stock with which awards may be granted to any participant under the Plan will be 250,000 per calendar year of the Company. For the purposes of this limit, the combination of an option in tandem with a stock appreciation right will be treated as a single award.

The Plan provides that the maximum amount of cash and value (calculated based on grant date fair value for financial reporting purposes) of awards granted to any individual non-employee director in any calendar year may not exceed $500,000.  Fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance and amounts paid to a non-employee director as a reimbursement for an expense will not count against this limitation. Additional exceptions to this limitation may only be made by our compensation committee, in its discretion, in extraordinary circumstances or in the case of regulatory filing fees, provided that the non-employee director receiving the additional compensation does not participate in the decision to award such compensation.

For purposes of counting the number of shares available for the grant of awards under the Plan, all shares of Common Stock covered by SARs will be counted against the number of shares available for the grant of awards. However, SARs that may be settled only in cash will not be so counted.  Similarly, to the extent that a restricted stock unit award may be settled only in cash, no shares will be counted against the shares available for the grant of awards under the Plan. In addition, if we grant an SAR in tandem with an option for the same number of shares of our Common Stock and provide that only one such award may be exercised, which we refer to as a tandem SAR, only the shares covered by the option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan.

Shares covered by awards under the Plan that expire or are terminated, surrendered, or cancelled without having been exercised or are forfeited in whole or in part (including as the result of shares subject to such award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash) will again be available for the grant of awards under the Plan (subject, in the case of incentive stock options, to any limitations under the Code). In the case of the exercise of a SAR, the number of shares counted against the shares available for the grant of awards under the Plan and against the per-participant and non-employee director limits will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle the SAR upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.

Shares of Common Stock that are delivered (by actual delivery, attestation, or net exercise) to us by a participant to purchase shares of Common Stock upon exercise of an award or to satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will not be added back to the number of shares available for the future grant of awards under the Plan. Shares purchased by us on the open market using proceeds from the exercise of an award will not increase the number of shares available for future grant of awards.

In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our Board of Directors may grant awards under the Plan in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof on such terms as our Board of Directors determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the Plan.  Any such substitute awards will not count against the overall share limits of the Plan, except as required by reason of Section 422 and related provisions of the Code.

Descriptions of Awards

Options.  Optionees receive the right to purchase a specified number of shares of Common Stock at a specified exercise price and subject to the other terms and conditions that are specified in connection with the option grant.  An option that is not intended to be an “incentive stock option” is a “nonstatutory stock option”. Options may not be granted at an exercise price that is less than 100% of the fair market value of our Common Stock on the date of grant. If our Board of Directors approves the grant of an option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of our Common Stock on that future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to optionees holding more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries. Under the terms of the Plan, options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive stock options granted to optionees holding greater than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries). The Plan permits participants to pay the exercise price of options using one or more of the following manners of payment: (i) payment by cash, by check, (ii) except as may otherwise be provided in the applicable option agreement or approved by our Board of Directors, in connection with a “cashless exercise” through a broker, (iii) to the extent provided in the applicable option agreement or approved by our Board of Directors, and subject to certain conditions, by delivery of shares of Common Stock to us owned by the participant valued at their fair market value, (iv) to the extent provided in an applicable nonstatutory stock option agreement or approved by our Board of Directors, by delivery of a notice of “net exercise” as a result of which we will retain a number of shares of Common Stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the option being exercised divided by the fair market value of our Common Stock on the date of exercise, (v) to the extent permitted by applicable law and provided for in the applicable option agreement or approved by our Board of Directors, by any other lawful means, or (vi) by any combination of these forms of payment to the extent approved by our Board of Directors. No option granted under the Plan may contain a provision entitling the participant to the automatic grant of additional options in connection with any exercise of the original option. No options granted under the Plan may provide for the payment or accrual of dividend equivalents.

Stock Appreciation Rights.  An SAR is an award entitling the holder, upon exercise, to receive a number of shares of our Common Stock, or cash (or a combination of shares of our Common Stock and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our Common Stock over the measurement price.  The Plan provides that the measurement price of an SAR may not be less than the fair market value of our Common Stock on the date the SAR is granted (provided, however, that if our Board of Directors approves the grant of an SAR effective as of a future date, the measurement price will not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years. No SARs granted under the Plan may contain a provision entitling the participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.  No SARs granted under the Plan may provide for the payment or accrual of dividend equivalents.

Limitation on Repricing of Options or SARs.  With respect to options and SARs, unless such action is approved by stockholders or otherwise permitted under the terms of the Plan in connection with certain changes in capitalization and reorganization events, we may not (1) amend any outstanding option or SAR granted under the Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding option or SAR, (2) cancel any outstanding option or SAR (whether or not granted under the Plan) and grant in substitution therefor new awards under the Plan (other than certain substitute awards issued in connection with an acquisition by us, as described above) covering the same or a different number of shares of our Common Stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the canceled option or SAR, (3) cancel in exchange for a cash payment any outstanding option or SAR with an exercise price or measurement price per share above the then-current fair market value of our Common Stock, or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the Nasdaq Marketplace Rules.

Restricted Stock Awards.  Restricted stock awards entitle recipients to acquire shares of our Common Stock, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award.  Any dividends (whether paid in cash, stock or property) declared and paid by us with respect to shares of restricted stock will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares or at such other time as determined by our Board of Directors and set forth in the applicable award agreement.

Restricted Stock Unit Awards.  Restricted stock units, or RSUs, entitle the recipient to receive shares of our Common Stock, or cash equal to the fair market value of such shares, to be delivered as soon as practicable after the time such award vests pursuant to the terms and conditions established by our Board of Directors. Our Board of Directors may provide that settlement of RSUs will be deferred, on a mandatory basis or at the election of the participant in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. Our Board of Directors may provide that a grant of RSUs may provide the participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of our Common Stock. Any such dividend equivalents may be settled in cash and/or shares of our Common Stock and will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are awarded.

Other Stock-Based Awards.  Under the Plan, our Board of Directors may grant other awards of shares of our Common Stock, and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our Common Stock or other property, having such terms and conditions as our Board of Directors may determine.  We refer to these types of awards as other stock-based awards.  Other stock-based awards may be available as a form of payment in settlement of other awards granted under the Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other stock-based awards may be paid in shares of our Common Stock or in cash, as our Board of Directors may determine. The award agreement of an other stock-based award may provide the holder of an other stock-based award with the right to receive dividend equivalents.  Dividend equivalents will be credited to an account for the participant, may be settled in cash and/or shares of our Common Stock and will be subject to the same restrictions on transfer and forfeitability as the other stock-based award with respect to which they are paid.

Cash Awards.  Under the Plan, the Board of Directors has the right to grant cash-based awards including awards subject to performance conditions.

Performance Conditions.  Our Board of Directors may specify that the degree of granting, vesting and/or payout of any award is subject to the achievement of one or more of the following performance measures established by the Board of Directors, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following measures (and which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Board of Directors): (i) net income, (ii) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (iii) operating profit before or after discontinued operations and/or taxes, (iv) sales, (v) sales growth, (vi) earnings growth, (vii) cash flow or cash position, (viii) gross margins, (ix) stock price, (x) market share, (xi) return on sales, assets, equity or investment, (xii) improvement of financial ratings, (xiii) achievement of balance sheet or income statement objectives, (xiv) total shareholder return, or (xv) any other measure selected by the Board of Directors. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.  The Board of Directors may specify that such performance measures will be adjusted to exclude any one or more of (A) extraordinary items, (B) gains or losses on the dispositions of discontinued operations, (C) the cumulative effects of changes in accounting principles, (D) the writedown of any asset, (E) fluctuation in foreign currency exchange rates, (F) charges for restructuring and rationalization programs, (G) non-cash, mark-to-market adjustments on derivative instruments, (H) amortization of purchased intangibles, (I) the net impact of tax rate changes, (J) non-cash asset impairment charges, (K) gains on extinguishment of the tax receivable agreement and (L) such other factors as the Board of Directors may determine.  Such performance measures:  (x) may vary by participant and may be different for different awards; (y) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and (z) may cover such period as may be specified by the Board of Directors.  The Board of Directors will have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. The Board of Directors may adjust the number of shares or cash payable pursuant to a performance award and may, at any time, waive the achievement of the performance measures, including in the case of death, disability or a change in control of the Company.

Limitations on Vesting

Subject to the terms of the Plan, awards granted under the Plan will not vest earlier than the first anniversary of the date on which the award is granted. However, the following awards are not subject to the foregoing minimum vesting requirement: (i) shares of Common Stock delivered in lieu of fully-vested cash awards and (ii) any additional awards the board may grant up to a maximum of five percent (5%) of the maximum number of shares of Common Stock available for the grant of awards, subject to any applicable adjustments or limitations. Such minimum vesting requirement does not apply to the Board of Directors’ discretion to provide for the accelerated exercisability of vesting of any award in the terms of the plan, the award agreement or otherwise.

Eligibility to Receive Awards

All of our employees, officers, and directors, as well as our consultants and advisors, are eligible to receive awards under the Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code.

Transferability of Awards

Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by a participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. However, except with respect to awards that are subject to Section 409A of the Code, our Board of Directors may permit or provide in an award for the gratuitous transfer of the award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if we would be eligible to use a Form S-8 under the Securities Act of 1933, as amended for the registration of the sale of the Common Stock subject to such award to the proposed transferee. Further, we are not required to recognize any transfer until such time as the participant and the permitted transferee have, as a condition to the transfer, delivered to us a written instrument in form and substance satisfactory to us confirming that such transferee will be bound by all of the terms and conditions of the award.  None of the restrictions described in this paragraph prohibit a transfer from the participant to the Company.

No Rights as a Stockholder; Clawback

No participant will have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an award granted under the Plan until becoming a record holder of such shares, subject to the terms of an award agreement.  In accepting an award under the Plan, a participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.

Administration

The Plan will be administered by our Board of Directors. Our Board of Directors has the authority to grant awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Plan that it deems advisable and to construe and interpret the provisions of the Plan and any award agreements entered into under the Plan. Our Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any award. All actions and decisions by our Board of Directors with respect to the Plan and any awards made under the Plan will be made in our Board of Directors’ discretion and will be final and binding on all persons having or claiming any interest in the Plan or in any award.

Pursuant to the terms of the Plan, our Board of Directors may delegate any or all of its powers under the Plan to one or more committees or subcommittees of our Board of Directors. The Board of Directors has authorized our compensation committee to administer certain aspects of the Plan, including the granting of awards to executive officers. The Board of Directors, or any such committee, may delegate to an officer of the Company, the authority to make grants under the 2020 Plan, subject to the limitations set forth in the plan.  Awards granted to non-employee directors will be administered by a committee of the Board of Directors, all of the members of which are independent directors as defined by Section 5605(a)(2) of the Nasdaq Marketplace Rules.

Subject to any applicable limitations contained in the Plan, the Board of Directors, our compensation committee, or any other committee or officer to whom the Board of Directors delegates authority, as the case may be, selects the recipients of awards and determines (i) the number of shares of Common Stock, cash or other consideration covered by awards and the terms and conditions of such awards, including the dates upon which such awards become exercisable or otherwise vest, (ii) the exercise or measurement price of awards, if any, and (iii) the duration of awards.

Each award under the Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and our Board of Directors need not treat participants uniformly. Our Board of Directors will determine the effect on an award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a participant, and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights or receive any benefits under an award.  The Board of Directors may at any time provide that any award will become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our Common Stock, other than an ordinary cash dividend, we are required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by our Board of Directors, to (i) the number and class of securities available under the Plan, (ii) the share counting rules and sublimits set forth in the Plan, (iii) the number and class of securities and exercise price per share of each outstanding option, (iv) the share- and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of restricted stock, and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU award and each outstanding other stock-based award.

We will indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with our Board of Directors’ approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

Amendment of awards.  Except as otherwise provided under the Plan with respect to repricing outstanding stock options or SARs, our Board of Directors may amend, modify or terminate any outstanding award, including but not limited to, substituting therefor another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option, provided that the participant’s consent to any such action will be required unless our Board of Directors determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the Plan or the change is otherwise permitted under the terms of the Plan in connection with a change in capitalization or reorganization event.

Documentation. Each award will be evidenced in a manner as determined by our Board of Directors. Each award may contain terms and conditions in addition to those set forth in the Plan. If there is a conflict between the terms of any award agreement and the Plan, the Plan will govern and control.

Reorganization Events

The Plan contains provisions addressing the consequences of any reorganization event. A reorganization event is defined under the Plan as (a) any merger or consolidation of us with or into another entity as a result of which all of our Common Stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (b) any transfer or disposition of all of our Common Stock for cash, securities or other property pursuant to a share exchange or other transaction or (c) our liquidation or dissolution.

Provisions Applicable to Awards Other than Restricted Stock.  Under the Plan, in connection with a reorganization event, our Board of Directors may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than restricted stock on such terms as our Board of Directors determines, unless otherwise provided in an applicable agreement): (i) provide that such awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a participant, provide that all of the participant’s unvested awards will be forfeited immediately prior to the consummation of the reorganization event and/or unexercised awards will terminate immediately prior to the consummation of the reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding awards will become exercisable, realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon such reorganization event, (iv) in the event of a reorganization event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to participants with respect to each award held by a participant equal to (A) the number of shares of Common Stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (B) the excess, if any, of (I) the acquisition price over (II) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, (v) provide that, in connection with a liquidation or dissolution of the Company, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under the Plan in regard to reorganization events, our Board of Directors will not be obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically.

For the purposes of the previous paragraph, an award (other than restricted stock) will be considered assumed if, following the reorganization event, the award confers the right to purchase or receive pursuant to the terms of such award, for each share of Common Stock subject to the award immediately prior to the consummation of the reorganization event, the consideration (whether cash, securities or other property) received as a result of the reorganization event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the reorganization event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock). However, if the consideration received as a result of the reorganization event is not solely Common Stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the award to consist solely of such number of shares of Common Stock of the acquiring or succeeding corporation (or an affiliate thereof) that our Board of

Directors determines to be equivalent in value (as of the date of such determination or another date specified by our Board of Directors) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the reorganization event.

The 2020 Plan also contains certain provisions related to the treatment of RSUs that are subject to Section 409A of the Code in connection with a reorganization event.

Provisions Applicable to Restricted Stock.  Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless our Board of Directors determines otherwise, apply to the cash, securities or other property which our Common Stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock. Our Board of Directors, however, may provide for termination or deemed satisfaction of the repurchase or other rights under any applicable agreement between the participant and us, either initially or by amendment. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except as otherwise provided in any applicable agreement between the participant and us, all restrictions and conditions on all restricted stock then outstanding will automatically be deemed terminated or satisfied.

Provisions for Foreign Participants

The Board of Directors may establish one or more sub-plans under the Plan to satisfy applicable securities, tax or other laws of various jurisdictions. The Board of Directors will establish such sub-plans by adopting supplements to the Plan containing any limitations on the Board of Directors’ discretion under the Plan and any additional terms and conditions not otherwise inconsistent with the Plan as the Board of Directors deems necessary or desirable. All supplements adopted by the Board of Directors will be deemed to be part of the Plan, but each supplement will only apply to participants within the affected jurisdiction.

Amendment or Termination

If we receive stockholder approval of the Plan, no award may be granted under the Plan after May 13, 2030, but awards previously granted may extend beyond that date.  Our Board of Directors may amend, suspend or terminate the Plan or any portion of the Plan at any time, except that no amendment that would amend the prohibitions on repricings without stockholder approval may be amended without stockholder approval and no amendment that would require stockholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing may be made effective unless and until such amendment has been approved by our stockholders. If the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if our Common Stock is not then listed on any national securities exchange), no amendment of the Plan materially increasing the number of shares authorized under the plan, expanding the types of awards that may be granted under the plan or materially expanding the class of participants eligible to participate in the plan will be effective unless and until the Company’s stockholders approve such amendment.  If at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, our Board of Directors may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with the procedures described above will apply to, and be binding on the holders of, all awards outstanding under the Plan at the time the amendment is adopted, provided that our Board of Directors determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the Plan.  No award will be made that is conditioned on stockholder approval of any amendment to the Plan unless the award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date the award was granted and (ii) it may not be exercised or settled (or otherwise result in the issuance of shares of our Common Stock) prior to the receipt of such stockholder approval.

If stockholders do not approve the adoption of the Plan, the Plan will not go into effect, and the Company will not grant any awards under the Plan. In this event, the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of the needs of the Company.

Plan Benefits

As of March 31, 2020, approximately 2,644 persons were eligible to receive awards under the Plan, including the Company’s named executive officers,  2,641 employees (excluding the named executive officers), and three non-employee directors. The granting of awards under the Plan is discretionary, and the Company cannot now determine the number or type of awards to be granted in the future to any particular person or group.

On April 27, 2020 the last reported sale price of the Company Common Stock on the Nasdaq Stock Market was $42.91.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options.  A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or majority-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options.  A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights.  A participant will not have income upon the grant of a stock appreciation right. A participant generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards.  A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units.  A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards.  The tax consequences associated with any other stock-based award granted under the Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying Common Stock.

Cash-Based Awards. A participant will have compensation income upon the grant of a cash-based award.

Tax Consequences to the Company.  There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income, subject to the limitations of Section 162(m) of the Code.

PROPOSAL THREE

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected the firm of Deloitte & Touche LLP, an independent registered public accounting firm, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The ratification of this selection by the Audit Committee is not required under the laws of the State of Delaware, where we are incorporated, but the results of this vote will be considered by the Audit Committee in selecting our independent registered public accounting firm. Deloitte & Touche LLP has served as our independent registered public accounting firm since 1984. It is expected that a member of Deloitte & Touche LLP will be present at the annual meeting and have the opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders.

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm by voting “FOR” Proposal THREE.

Principal Accounting Fees and Services

The following table summarizes the fees Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their affiliates, which we collectively refer to as Deloitte & Touche, billed to us for each of the last two fiscal years. The Audit Committee of our Board of Directors believes that the non‑audit services described below did not compromise Deloitte & Touche’s independence.

Fee Category	2019	2018
Audit Fees (1)	$1,081,376	$980,611
Tax Fees (2)	264,250	256,450
All Other Fees (3)	1,895	1,895
Total Fees	$1,347,521	$1,238,956

(1)

Audit fees consist of fees for the audit of financial statements, the audit of internal control over financial reporting, the review of the interim financial statements included in quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)	The tax fees were for tax compliance services, which relate to preparation of original and amended tax returns, and claims for refunds and tax payment-planning services.

(3)	All Other Fees consist of fees for accounting tool subscriptions.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non‑audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage an independent registered public accounting firm to render audit or non‑audit services unless the service is specifically approved in advance by our Audit Committee or the engagement is entered into pursuant to one of the pre‑approval procedures described below.

From time to time, our Audit Committee may pre‑approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next twelve months. Any such pre‑approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

Our Audit Committee has also delegated to the Chair of our Audit Committee the authority to approve any audit or non‑audit services to be provided to us by our independent registered public accounting firm. Any approval of services by the Chair of our Audit Committee pursuant to this delegated authority is reported on at the next meeting of our Audit Committee.

Audit Committee Report

Our Audit Committee has reviewed our audited financial statements for the fiscal year ended December 31, 2019, and discussed them with our management and our registered public accounting firm.

The Audit Committee has also discussed with our registered public accounting firm various communications that our registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by generally accepted auditing standards (including Public Company Accounting Oversight Board (United States) Auditing Standard 1301, Communications with Audit Committees), and Rule 2-07 of SEC Regulation S-X. The Audit Committee was satisfied with this discussion.

The standards of the Public Company Accounting Oversight Board require our registered public accounting firm to discuss with our Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•

the process used by management in formulating particularly sensitive accounting estimates and the basis for the registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and the disclosures in the financial statements.

Our Audit Committee has received the written disclosures and the letter from our registered public accounting firm required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence,  regarding the registered public accounting firm’s communication with the Audit Committee concerning independence, and has discussed with our registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019.

By the Audit Committee of the Board of Directors of PC Connection, Inc.:

Jack Ferguson, Chair
Barbara Duckett David Beffa-Negrini

ADDITIONAL INFORMATION

Matters to be Considered at the Annual Meeting

Our Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Householding of Annual Meeting Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice of Internet Availability of Proxy Materials, proxy statement, or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents to you if you write or call us at the following address or phone number: PC Connection, Inc., Attention: Investor Relations, 730 Milford Road, Merrimack, New Hampshire 03054 (603-683-2505). If you wish to receive separate copies of the Notice of Internet Availability of Proxy Materials, the annual report, or the proxy statement, as applicable in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to PC Connection, Inc., Attention: Investor Relations, 730 Milford Road, Merrimack, New Hampshire 03054 (603-683-2505).

Solicitation of Proxies

All costs of solicitations of proxies will be borne by us. In addition to solicitations by mail, our directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, mail, fax, and personal interviews. We will also request brokers, custodians, and fiduciaries to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in this regard.

 Deadline for Submission of Stockholder Proposals and Nominations

Proposals of stockholders to be included in the Company’s proxy statement pursuant to Rule 14a-8 of the Exchange Act for the 2021 Annual Meeting of Stockholders must be received by us at our principal office in Merrimack, New Hampshire not later than January 8, 2021, for inclusion in the proxy statement for that meeting.

If a stockholder of our Company who holds less than 40% of the shares of our capital stock issued and outstanding and entitled to vote wishes to otherwise present a proposal (including a nomination) before the 2021 Annual Meeting, such stockholder must give timely notice of such proposal to our Secretary at our principal offices. The required notice must be delivered to or mailed and received at our principal executive offices not later than 60 days prior to the meeting and not earlier than 90 days prior to the meeting. This means that, if the 2021 Annual Meeting is held on the same date as the 2020 Annual Meeting, the notice must be delivered to or mailed and received at our principal executive offices not later than March 28, 2021 nor earlier than February 26, 2021. Notwithstanding the foregoing, if we provide less than 70 days notice or prior public disclosure of the date of the meeting to stockholders, notice by the stockholder or stockholders to be timely must be delivered or mailed to the Secretary not later than the close of business on the tenth day following the date on which the notice of the meeting was mailed or public disclosure was made, whichever occurs first.

By Order of the Board of Directors,

Patricia Gallup
Chair of the Board and
Chief Administrative Officer

April 29, 2020

OUR BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED.

APPENDIX A

PC CONNECTION, INC.

SECOND AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

A.	Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ (the “Board”) oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

B.	Structure and Membership

1.	Number. Except as otherwise permitted by the applicable NASDAQ rules, the Audit Committee shall consist of at least three members of the Board.

2.

Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be an “independent director” as defined by NASDAQ Rule 5605(a)(2), meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

3.

Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4.	Chair. Unless the Board elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.

Compensation. The compensation of Audit Committee members shall be as determined by the Board. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board or a committee of the Board.

6.	Selection and Removal. Members of the Audit Committee shall be appointed by the Board. The Board may remove members of the Audit Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the Company’s independent registered public accounting firm (the “independent auditor”), in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for establishing and maintaining adequate internal control over financial reporting. The independent auditor is responsible for auditing the Company’s financial statements and the Company’s internal control over financial reporting and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s reports.

Oversight of Independent Auditor

1.

Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining, and when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2.

Independence. The Audit Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review the written disclosures and letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding the independent auditor’s communications with the Audit Committee concerning independence. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3.

Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4.

Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest, and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5.

Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports and other communications required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•

alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

•	other material written communications between the independent auditor and Company management; and

•

all other matters required to be communicated by the independent auditor to the Audit Committee under the standards of the PCAOB, including Auditing Standard No. 1301, Communications with Audit Committees (“AS 1301”).

Audited Financial Statements

6.

Review and Discussion. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters required to be discussed by AS 1301.

7.

Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

8.

Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

9.

Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

10.

Earnings Release and Other Financial Information. The Audit Committee shall discuss generally the types of information to be disclosed in the Company’s earnings press releases, as well as in financial information and earnings guidance provided to analysts, rating agencies, and others.

11.

Quarterly Financial Statements. The Audit Committee shall discuss with the Company’s management and independent auditor the Company’s quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Controls and Procedures

12.

Oversight. The Audit Committee shall coordinate the Board’s oversight of the Company’s internal control over financial reporting, disclosure controls and procedures, and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

13.

Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

14.

Oversight of Related Person Transactions. The Audit Committee shall review the Company’s policies and procedures for reviewing and approving or ratifying “related person transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K), including the Company’s Related Person Transaction Policy, and recommend any changes to the Board.

15.

Review of Related Person Transactions. In accordance with the Company’s Related Person Transaction Policy and NASDAQ Rules, the Audit Committee shall conduct appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis.

16.

Risk Management. The Audit Committee shall discuss the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled.

. The Audit Committee shall have such other duties as may be delegated from time to time by the Board.
17.

The Audit Committee is authorized to review and approve the Company’s entry into swaps, including transactions in swaps that are subject to mandatory clearing, and to approve use of the end-user exception from clearing.  The Audit Committee is also authorized to adopt and shall review annually thereafter a policy relating to the Company’s use of the non-financial end-user exception, and shall report to the Board on the Company’s compliance with and implementation of this policy on at least an annual basis.  The Audit Committee may delegate responsibility for implementation of the non-financial end-user policy to the Company’s management, as the Audit Committee deems appropriate.

Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board.

D.	Procedures and Administration

1.	Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting.

The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management and (iii) the Company’s internal auditors. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.

Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest, or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.	Reports to Board. The Audit Committee shall report regularly to the Board.

4.	Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5.

Independent Advisors. The Audit Committee is authorized, without further action by the Board, to engage such independent legal, accounting, and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6.

Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee, or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7.

Funding. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

8.	Annual Self-Evaluation. At least annually, the Audit Committee shall evaluate its own performance.

APPENDIX B

PC CONNECTION, INC.

AMENDED AND RESTATED COMPENSATION COMMITTEE CHARTER

A.	Purpose

The purpose of the Compensation Committee is to assist the Board of Directors (the “Board”) in the discharge of its responsibilities relating to compensation of the Company’s Chief Executive Officer and its other executive officers.

B.	Structure and Membership

1.	Number. The Compensation Committee shall consist of at least two members of the Board.

2.

Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Compensation Committee shall be an “independent director” as defined by NASDAQ Rule 5605(a)(2).

In addition, in affirmatively determining the independence of any director who will serve on the Compensation Committee, the Board shall consider all factors specifically relevant to determining whether a director has a relationship to the Company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of the director, including any director, consulting, advisory or other compensatory fee paid by the Company to the director; and (ii) whether the director is affiliated with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company.

3.	Chair. Unless the Board elects a Chair of the Compensation Committee, the Compensation Committee shall elect a Chair by majority vote.

4.	Compensation. The compensation of Compensation Committee members shall be as determined by the Board.

5.

Selection and Removal. Members of the Compensation Committee shall be appointed by the Board, upon the recommendation of the Chair. The Board may remove members of the Compensation Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Compensation Committee shall discharge its responsibilities, and shall assess the information provided to it by the Company’s management and others, in accordance with its business judgment.

Compensation Matters

1.

Executive Officer Compensation. The Compensation Committee shall review and approve, or recommend for approval by the Board, the compensation of the Company’s Chief Executive Officer (the “CEO”) and the Company’s other executive officers, including salary, bonus, and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits and other forms of executive officer compensation. The Compensation Committee shall meet without the presence of executive officers when approving or deliberating on CEO compensation but may, in its discretion, invite the CEO to be present during the approval of, or deliberations with respect to, other executive officer compensation.

2.

Evaluation of Senior Executives. The Compensation Committee shall be responsible for overseeing the evaluation of the Company’s senior executives. In conjunction with the Audit Committee in the case of the evaluation of the senior financial management, the Compensation Committee shall determine the nature and frequency of the evaluation and the persons subject to the evaluation, supervise the conduct of the evaluation and prepare assessments of the performance of the Company’s senior executives, to be discussed periodically with the Board.

3.

Plan Recommendations and Approvals. The Compensation Committee shall periodically review and make recommendations to the Board with respect to incentive-compensation and equity-based plans that are subject to approval by the Board. In addition, in the case of any tax-qualified, non-discriminatory employee benefit plans (and any parallel nonqualified plans) for which stockholder approval is not sought and pursuant to which options or stock may be acquired by officers, directors, employees, or consultants of the Company, the Compensation Committee, or a majority of the independent directors serving on the Board, shall approve such plans.

4.

Administration of Plans. The Compensation Committee shall exercise all rights, authority and functions of the Board under all of the Company’s stock option, stock incentive, employee stock purchase, and other equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; provided, however, that, except as otherwise expressly authorized to do so by this charter or a plan or resolution of the Board, the Compensation Committee shall not be authorized to amend any such plan. To the extent permitted by applicable law and the provisions of a given equity-based plan, and consistent with the requirements of applicable law and such equity-based plan, the Compensation Committee may delegate to one or more executive officers of the Company the power to grant options or other stock awards pursuant to such equity-based plan to employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company. The Compensation Committee, or a majority of the independent directors serving on the Board, shall approve any inducement awards granted in reliance on the exemption from shareholder approval contained in NASDAQ Rule 5635(c)(4).

5.	Director Compensation. The Compensation Committee shall periodically review and make recommendations to the Board with respect to director compensation.

6.

Management Succession. The Compensation Committee shall periodically review and make recommendations to the Board relating to management succession planning, including policies and principles for CEO selection and performance review, as well as policies regarding succession in the event of an emergency or the retirement of the CEO.

7.

Review and Discussion of Compensation Discussion and Analysis; Recommendation to Board. The Compensation Committee shall review and discuss annually with management the Company’s “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K (the “CD&A”). The Compensation Committee shall consider annually whether it will recommend to the Board that the CD&A be included in the Company’s Annual Report on Form 10-K, proxy statement on Schedule 14A or information statement on Schedule 14C.

8.	Compensation Committee Report. The Compensation Committee shall prepare the annual Compensation Committee Report required by Item 407(e)(5) of Regulation S-K.

9.

Compensation Consultants, Legal Counsel and Other Advisors. The Compensation Committee may, in its sole discretion, retain or obtain the advice of compensation consultants, legal counsel or other advisors. The Compensation Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other advisor retained by the Compensation Committee. The Compensation Committee is empowered, without further action by the Board, to cause the Company to pay the compensation, as determined by the Compensation Committee, of any compensation consultant, legal counsel and other advisor retained by the Compensation Committee. The Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other advisor, only after taking into consideration the applicable factors affecting independence that are specified in NASDAQ Rule 5605(d)(3)(D).

10.	Additional Powers. The Compensation Committee shall have such other duties as may be delegated from time to time by the Board.

D.	Procedures and Administration

1.

Meetings. The Compensation Committee shall meet as often as it deems necessary in order to perform its responsibilities, but not less than once each year. The Compensation Committee may also act by unanimous written consent in lieu of a meeting. The Compensation Committee shall keep such records of its meetings as it shall deem appropriate.

2.

Subcommittees. The Compensation Committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time under the circumstances (including (a) a subcommittee consisting of a single member and (b) a subcommittee consisting of at least two members, each of whom qualifies as a “non-employee director,” as such term is defined from time to time in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and an “outside director,” as such term is defined from time to time in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder).

3.	Reports to Board. The Compensation Committee shall report regularly to the Board.

4.	Charter. At least annually, the Compensation Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5.

Investigations. The Compensation Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee, or advisor of the Company to meet with the Compensation Committee or any advisors engaged by the Compensation Committee.

6.	Annual Self-Evaluation. At least annually, the Compensation Committee shall evaluate its own performance.

APPENDIX C

PC Connection, Inc.

2020 STOCK INCENTIVE PLAN

1. Purpose

The purpose of this 2020 Stock Incentive Plan (the “Plan”) of PC Connection, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and equity performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders.  Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”); provided,  however, that such other business ventures shall be limited to entities that, where required by Section 409A of the Code, are eligible issuers of service recipient stock (as defined in Treas. Reg. Section 1.409A-1(b)(5)(iii)(E), or applicable successor regulation).

2. Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan.  Each person who is granted an Award under the Plan is deemed a “Participant.”  The Plan provides for the following types of awards, each of which is referred to as an “Award”:  Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), RSUs (also as defined in Section 7) and Other Stock-Based and Cash-Based Awards (as defined in Section 8).  Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award.  The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

3. Administration and Delegation

(a) Administration by Board of Directors.  The Plan will be administered by the Board.  The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable.  The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan.  The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award.  All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board’s discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b) Appointment of Committees.  To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”).  All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c) Delegation to Officers.  Subject to any requirements of applicable law (including as applicable Sections 152 and 157(c) of the General Corporation Law of the State of Delaware), the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted; and provided further, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).

(d) Awards to Non-Employee Directors.  Awards to non-employee directors will be administered by a Committee, all of the members of which are independent directors as defined by Section 5605(a)(2) of the NASDAQ Stock Market (“NASDAQ”) Marketplace Rules.

4. Stock Available for Awards
(a) Number of Shares; Share Counting.

(1) Authorized Number of Shares.  Subject to adjustment under Section 10, Awards may be made under the Plan for up to a number of shares of Common Stock, $0.01 par value per share, of the Company (the “Common Stock”),  as is equal to the sum of:

(A) 350,000 shares of Common Stock; and

(B) such additional number of shares of Common Stock (up to 552,500) as is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Company’s Amended and Restated 2007 Stock Incentive Plan (the “Existing Plan”) that remain available for grant under the Existing Plan on May 26, 2020, the day that the Existing Plan expires, and the day prior to the date that the Plan is approved by the Company’s stockholders (the “Effective Date”) and (y) the number of shares of Common Stock subject to awards granted under the Existing Plan which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations under the Code).

Any or all of the shares of Common Stock available for issuance under the Plan may be awarded in the form of Incentive Stock Options (as defined in Section 5(b)).  Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a) and under the sublimits contained in Section 4(b):

(A) all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan and against the sublimits contained in Section 4(b); provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;

(B) to the extent that an RSU may be settled only in cash, no shares shall be counted against the shares available for the grant of Awards under the Plan;

(C) if any Award (i) expires or is terminated, surrendered or cancelled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan and against the sublimits contained in Section 4(b) shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR;

(D) shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and

(E) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.
(b) Sublimits. Subject to adjustment under Section 10, the following sublimits on the number of shares subject to Awards shall apply:

(1) Per-Participant Limits.  The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 250,000 per calendar year of the Company.  For purposes of the foregoing limit, the combination of an Option in tandem with a Stock Appreciation Right shall be treated as a single Award.

(2) Limit on Awards to Non-Employee Directors.  The maximum aggregate amount of cash and value (calculated based on grant date fair value for financial reporting purposes) of Awards granted in any fiscal year to any individual non-employee director shall not exceed $500,000;  provided,  however, fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance and any amounts paid to a non-employee director as reimbursement of an expense shall not count against the foregoing limitation.  The Compensation Committee may make additional exceptions to this limit for individual non-employee directors in extraordinary circumstances or in the case of regulatory filing fees, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

(c) Substitute Awards.  In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof.  Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan.  Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimits contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5. Stock Options.

(a) General.  The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as the Board considers necessary or advisable.

(b) Incentive Stock Options.  An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of PC Connection, Inc., any of PC Connection, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code.  An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.”  The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price.  The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined.  The exercise price shall be specified in the applicable Option agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) of the Common Stock on the date the Option is approved; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date.  “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:

(1) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the applicable date; or

(2) if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices on the applicable date as reported by an over-the-counter marketplace designated by the Board; or

(3) if the Common Stock is not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A, except as the Board may expressly determine otherwise.

For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately following trading day and with the timing in the formulas above adjusted accordingly.  The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A.

The Board has sole discretion to determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Participant’s agreement that the Administrator’s determination is conclusive and binding even though others might make a different determination.

(d) Duration of Options.  Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e) Exercise of Options.  Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic and which may be provided to a third-party equity plan administrator) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised.  Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(1) in cash or by check, payable to the order of the Company;

(2) except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) to the extent provided for in the applicable Option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board) on the date of exercise;

(5) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, by payment of such other lawful consideration as the Board may determine; or
(6) by any combination of the above permitted forms of payment, to the extent approved by the Board.

(g) Limitation on Repricing.  Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10):  (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board), or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market.

(h) No Reload Options.  No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.

(i) No Dividend Equivalents. No Option shall provide for the payment or accrual of dividend equivalents.
6. Stock Appreciation Rights

(a) General.  The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined by (or in a manner approved by) the Board) over the measurement price established pursuant to Section 6(b).  The date as of which such appreciation is determined shall be the exercise date.

(b) Measurement Price.  The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement.  The measurement price shall not be less than 100% of the Grant Date Fair Market Value of the Common Stock on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.

(c) Duration of SARs.  Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d) Exercise of SARs.  SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

(e) Limitation on Repricing.  Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10):  (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having a measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board), or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market.

(f) No Reload SARs. No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.
(g) No Dividend Equivalents. No SAR shall provide for the payment or accrual of dividend equivalents.
7. Restricted Stock; RSUs

(a) General.  The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award.  The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered as soon as practicable after the time such Award vests (“RSUs”).

(b) Terms and Conditions for Restricted Stock and RSUs.  The Board shall determine the terms and conditions of Restricted Stock and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends.  Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Unvested Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares or at such other time as the Board shall determine and set forth in the applicable award agreement.  No interest will be paid on Unvested Dividends.

(2) Stock Certificates.  The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee).  At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary.  “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

(d) Additional Provisions Relating to RSUs.

(1) Settlement.  As soon as practicable after the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each RSU, the Participant shall be entitled to receive from the Company the number of shares of Common Stock specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Board) an amount of cash equal to the fair market value (valued in the manner determined by (or in a manner approved by) the Board) of such number of shares or a combination thereof.  The Board may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A of the Code or any successor provision thereto, and the regulations thereunder (“Section 409A”).

(2) Voting Rights. A Participant shall have no voting rights with respect to any RSUs.

(3) Dividend Equivalents.  The Award agreement for RSUs may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”).  Dividend Equivalents will be credited to an account for the Participant, may be settled in cash and/or shares of Common Stock as set forth in the applicable award agreement and shall be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid.  No interest will be paid on Dividend Equivalents.

8. Other Stock-Based and Cash-Based Awards

(a) General.  The Board may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”).  Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled.  Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.  The Company may also grant Awards denominated in cash rather than shares of Common Stock (“Cash-Based Awards”).

(b) Terms and Conditions.  Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based or Cash-Based Award, including any purchase price applicable thereto.

(c) Dividend Equivalents.  The Award agreement for an Other Stock-Based Award may provide Participants with the right to receive Dividend Equivalents.  Dividend Equivalents will be credited to an account for the Participant, may be settled in cash and/or shares of Common Stock as set forth in the applicable award agreement and shall be subject to the same restrictions on transfer and forfeitability as the Other Stock-Based Award with respect to which paid.  No interest will be paid on Dividend Equivalents.

9. Performance Awards.
(a) Grants. Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 (“Performance Awards”).

(b) Performance Measures.  The Board may specify that the degree of granting, vesting and/or payout of any Performance Award shall be subject to the achievement of one or more performance measures established by the Board, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following, which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Board:  (i) net income, (ii) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, (iii) operating profit before or after discontinued operations and/or taxes, (iv) sales, (v) sales growth, (vi) earnings growth, (vii) cash flow or cash position, (viii) gross margins, (ix) stock price, (x) market share, (xi) return on sales, assets, equity or investment, (xii) improvement of financial ratings, (xiii) achievement of balance sheet or income statement objectives, (xiv) total shareholder return, or (xv) any other measure selected by the Board. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.  The Board may specify that such performance measures shall be adjusted to exclude any one or more of (A) extraordinary items, (B) gains or losses on the dispositions of discontinued operations, (C) the cumulative effects of changes in accounting principles, (D) the writedown of any asset, (E) fluctuation in foreign currency exchange rates, (F) charges for restructuring and rationalization programs, (G) non-cash, mark-to-market adjustments on derivative instruments, (H) amortization of purchased intangibles, (I) the net impact of tax rate changes, (J) non-cash asset impairment charges, (K) gains on extinguishment of the tax receivable agreement and (L) such other factors as the Board may determine. Such performance measures:  (x) may vary by Participant and may be different for different Awards; (y) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and (z) may cover such period as may be specified by the Board.  The Board shall have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.  Dividends or Dividend Equivalents granted with respect to any Performance Award will be credited to an account for the Participant, may be settled in cash and/or shares of Common Stock as set forth in the applicable award agreement and shall be subject to the same restrictions on transfer and forfeitability as the Performance Award with respect to which granted.

(c) Adjustments.  The Board may adjust the cash or number of shares payable pursuant to such Performance Award, and the Board may, at any time, waive the achievement of the applicable performance measures, including in the case of the death or disability of the Participant or a change in control of the Company.

10. Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization.  In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sublimits set forth in Sections 4(a) and 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU and each Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board.  Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(1) Definition.  A “Reorganization Event” shall mean:  (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock.

(A) In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant):  (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/or unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing.  In taking any of the actions permitted under this Section 10(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(B) Notwithstanding the terms of Section 10(b)(2)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 10(b)(2)(A)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 10(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 10(b)(2)(A), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

(C) For purposes of Section 10(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely Common Stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of Common Stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determines to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3) Consequences of a Reorganization Event on Restricted Stock.  Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment.  Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

11. General Provisions Applicable to Awards

(a) Transferability of Awards.  Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award.  References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.  For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.

(b) Documentation.  Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine.  Each Award may contain terms and conditions in addition to those set forth in the Plan.  In the event of any conflict between the terms of any Award agreement and this Plan, this Plan shall govern and control.

(c) Termination of Status.  The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award.

(d) Withholding.  The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award.  The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages.  If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations.  Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise.  If provided for in an Award or approved by the Board, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Company); provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined by, or in a manner approved by, the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined by, or in a manner approved by, the Company)) as the Company shall determine in its sole discretion to satisfy the tax liability associated with any Award.  Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(e) Amendment of Award.  Except as otherwise provided in Sections 5(g) and 6(e) related to repricings, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option.  The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 10.

(f) Conditions on Delivery of Stock.  The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(g) Limitations on Vesting.  Subject to Section 11(h), and notwithstanding any other provision in the Plan to the contrary, Awards granted under the Plan (other than Cash-Based Awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided that the following Awards shall not be subject to the foregoing minimum vesting requirement:  (i) shares of Common Stock delivered in lieu of fully-vested cash awards, and (ii) any additional Awards the Board may grant up to a maximum of five percent (5%) of the maximum number of shares of Common Stock available for the grant of Awards under Section 4(a) of the Plan (and subject to adjustment under Section 10); and, provided, further, that the foregoing restriction does not apply to the Board’s discretion to provide for the accelerated exercisability of vesting of any Award in the terms of the Plan, the Award agreement or otherwise.

(h) Acceleration.  The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

12. Miscellaneous

(a) No Right To Employment or Other Status.  No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company.  The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder; Clawback.  Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares.  In accepting an Award under the Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.

(c) Effective Date and Term of Plan.  The Plan shall become effective on the Effective Date.  No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan.  The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) neither Section 5(g) nor 6(e) requiring stockholder approval of any Option or SAR repricing may be amended without stockholder approval; (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing  may be made effective unless and until the Company’s stockholders approve such amendment; and (iii) if the national securities exchange on which the Company then maintains its primary listing  does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if the Company’s Common Stock is not then listed on any national securities exchange), then no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s stockholders approve such amendment.  In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval.  Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan.  No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.

(e) Authorization of Sub-Plans (including for Grants to non-U.S. Employees).  The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions.  The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable.  All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f) Compliance with Section 409A of the Code. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit.  The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A but do not to satisfy the conditions of that section.

(g) Limitations on Liability.  Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company.  The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h) Governing Law.  The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

ANNUAL MEETING OF STOCKHOLDERS OF PC CONNECTION, INC. May 27, 2020 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, proxy card, and 2019 Annual Report to Stockholders for the year ended December 31, 2019 are available at http://ir.connection.com/financials/annual-reports-and-proxy Please sign, date, and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20533000000000000100 2 052720 LLP as the Company’s independent registered public accounting firm meeting or any adjournment thereof. changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2 AND NO. 3. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect five directors to serve until the 2021 Annual Meeting of Stockholders; NOMINEES: FOR ALL NOMINEESO Patricia Gallup O David Hall WITHHOLD AUTHORITYO David Beffa-Negrini FOR ALL NOMINEESO Barbara Duckett O Jack Ferguson FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. To approve the 2020 Stock Incentive Plan; 3. To ratify the selection by the Audit Committee of Deloitte & Touche for the year ending December 31, 2020; 4. To transact such other business as may properly come before the In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. T H I S P R O X Y, W H E N P R O P E R LY E X E C U T E D , W I L L B E V O T E D A S D I R E C T E D B Y T H E UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2 AND NO. 3. MARK HERE IF YOU PLAN TO ATTEND THE MEETING To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate:

0 PC CONNECTION, INC. ANNUAL MEETING OF STOCKHOLDERS To be held on May 27, 2020 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY The undersigned, revoking all prior proxies, hereby appoints Patricia Gallup and David Hall, each of them, with full power of substitution, as proxies (the "Proxies") to represent and vote as designated hereon all shares of undersigned would be entitled to Stockholders of the Company to stock of PC Connection, Inc. (the “Company”) which the vote if personally present at the 2020 Annual Meeting of be held on Wednesday, May 27, 2020 at the Company's Headquarters, 730 Milford Road, Merrimack, NH, at 10:00 a.m., Eastern time, or any adjournment thereof, with respect to the matters set forth on the reverse side hereof. PLEASE FILL IN, SIGN, DATE, AND MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE 14475 1.1